                                                                    EXHIBIT 10.3

                                                                  EXECUTION COPY

                          WORLD ENERGY SOLUTIONS, INC.

                       NOTE AND WARRANT PURCHASE AGREEMENT

                          DATED AS OF NOVEMBER 7, 2005

                          WORLD ENERGY SOLUTIONS, INC.

                       NOTE AND WARRANT PURCHASE AGREEMENT

                          DATED AS OF NOVEMBER 7, 2005

                                      INDEX

                                                                            Page
                                                                            ----
ARTICLE I - PURCHASE, SALE AND TERMS OF NOTES AND WARRANTS...............     1
   1.01. The Notes.......................................................     1
   1.02. The Warrants....................................................     1
   1.03. Purchase and Sale of Notes and Warrants.........................     1
         (a) The Closing.................................................     1
         (b) Allocation of Purchase Price................................     2
         (c) Use of Proceeds.............................................     2
   1.04. Payments and Endorsements.......................................     2
   1.05. Redemptions.....................................................     2
         (a) Required Redemptions........................................     2
         (b) Optional Redemptions With Premium...........................     2
         (c) Notice of Redemptions; Pro rata Redemptions.................     3
   1.06. Payment on Non-Business Days....................................     3
   1.07. Registration, etc...............................................     3
   1.08. Transfer and Exchange of Notes..................................     4
   1.09. Replacement of Notes............................................     4
   1.10. Subordination...................................................     4
         (a) Payment of Senior Debt......................................     5
         (b) No Payment on Notes Under Certain Conditions................     5
         (c) Payments Held in Trust......................................     5
         (d) Subrogation.................................................     6
         (e) Scope of Section............................................     6
         (f) Survival of Rights..........................................     6
         (g) Amendment or Waiver.........................................     6
         (h) Senior Debt Defined.........................................     6
   1.11. Representations by the Purchaser................................     7
   1.12. Disclosure of Information by the Purchaser......................     7

ARTICLE II - CONDITIONS TO PURCHASER'S OBLIGATION........................     8
   2.01. Representations and Warranties..................................     8
   2.02. Documentation at Closing........................................     8

ARTICLE III - REPRESENTATIONS AND WARRANTIES.............................     9
   3.01. Organization and Standing.......................................     9
   3.02. Corporate Action................................................     9
   3.03. Governmental Approvals..........................................     9
   3.04. Litigation......................................................     9

   3.05. Compliance with Other Instruments...............................    10
   3.06. Federal Reserve Regulations.....................................    10
   3.07. Title to Assets, Patents........................................    10
   3.08. Financial Information...........................................    11
   3.09. Taxes...........................................................    11
   3.10. ERISA...........................................................    11
   3.11. Transactions with Affiliates....................................    12
   3.12. Assumptions or Guaranties of Indebtedness of Other Persons......    12
   3.13. Investments in Other Persons....................................    12
   3.14. Equal Employment Opportunity....................................    12
   3.15. Status of Notes and Warrants as Qualified Investments...........    12
   3.16. Securities Act..................................................    13
   3.17. Disclosure......................................................    13
   3.18. No Brokers or Finders...........................................    13
   3.19. Other Agreements of Officers....................................    13
   3.20. Capitalization; Status of Capital Stock.........................    14
   3.21. Labor Relations.................................................    14
   3.22. Insurance.......................................................    14
   3.23. Key Man Insurance...............................................    14
   3.24. Books and Records...............................................    15
   3.25. Foreign Corrupt Practices Act...................................    15
   3.26. Registration Rights.............................................    15

ARTICLE IV - COVENANTS OF THE COMPANY....................................    15
   4.01. Affirmative Covenants of the Company............................    15
         (a) Punctual Payment............................................    15
         (b) Payment of Taxes and Trade Debt.............................    15
         (c) Maintenance of Insurance....................................    15
         (d) Preservation of Corporate Existence.........................    15
         (e) Compliance with Laws........................................    16
         (f) Visitation Rights...........................................    16
         (g) Keeping of Records and Books of Account.....................    16
         (h) Maintenance of Properties, etc..............................    16
         (i) Compliance with ERISA.......................................    16
         (j) Maintenance of Debt to Equity Ratio.........................    16
         (k) Maintenance of Interest Coverage............................    16
         (l) Foreign Corrupt Practices Act...............................    17
         (m) Equal Employment Opportunity................................    17
         (n) Status of Notes and Warrants as Qualified Investments.......    17
         (o) Key Man Life Insurance......................................    17
         (p) Attendance at Board Meetings................................    17
         (q) Compensation................................................    18
   4.02. Negative Covenants of the Company...............................    18
         (a) Liens.......................................................    18
         (b) Indebtedness................................................    19
         (c) Lease Obligations...........................................    20
         (d) Assumptions or Guaranties of Indebtedness of Other Persons..    20


                                      (ii)

         (e) Mergers, Sale of Assets, etc................................    20
         (f) Investments in Other Persons................................    20
         (g) Distributions...............................................    21
         (h) Dealings with Affiliates....................................    21
         (i) Maintenance of Ownership of Subsidiaries....................    21
         (j) Change in Nature of Business................................    22
   4.03. Reporting Requirements..........................................    22

ARTICLE V - REGISTRATION RIGHTS..........................................    23
   5.01. "Piggy Back" Registration.......................................    23
   5.02. Effectiveness...................................................    24
   5.03. Indemnification of Holder of Registrable Shares.................    24
   5.04. Indemnification of Company......................................    25
   5.05. Exchange Act Registration.......................................    25
   5.06. Damages.........................................................    26
   5.07. Further Obligations of the Company..............................    26
   5.08. Expenses........................................................    27

ARTICLE VI - EVENTS OF DEFAULT...........................................    27
   6.01. Events of Default...............................................    27
   6.02. Annulment of Defaults...........................................    29

ARTICLE VII - DEFINITIONS AND ACCOUNTING TERMS...........................    29
   7.01. Certain Defined Terms...........................................    29
   7.02. Accounting Terms................................................    32

ARTICLE VIII - MISCELLANEOUS.............................................    32
   8.01. No Waiver; Cumulative Remedies..................................    32
   8.02. Amendments, Waivers and Consents................................    32
   8.03. Addresses for Notices, etc......................................    33
   8.04. Costs, Expenses and Taxes.......................................    33
   8.05. Binding Effect; Assignment......................................    34
   8.06. Survival of Representations and Warranties......................    34
   8.07. Prior Agreements................................................    34
   8.08. Severability....................................................    34
   8.09. Governing Law...................................................    34
   8.10. Headings........................................................    34
   8.11. Sealed Instrument...............................................    34
   8.12. Counterparts....................................................    34
   8.13. Further Assurances..............................................    35

EXHIBITS

   1.01    Form of Subordinated Notes
   1.02    Form of Voting Common Stock Purchase Warrants
   2.02(b) Matters to be Covered by Opinion Letter


                                      (iii)

   3.01    Schedule of Subsidiaries
   3.04    Schedule of Litigation
   3.05    Schedule of Indebtedness for Money Borrowed
   3.07    Schedule of Mortgages, Pledges, etc.
   3.08    Financial Statements
   3.09    Schedule of Taxes
   3.15    Certificate re "Qualified Investments"
   3.20    Schedule of Capital Stock, Options and Other Rights
   3.26    Schedule of Registration Rights


                                      (iv)

                          WORLD ENERGY SOLUTIONS, INC.
                                 446 MAIN STREET
                         WORCESTER, MASSACHUSETTS 01608

                                                          AS OF NOVEMBER 7, 2005

MASSACHUSETTS CAPITAL RESOURCE COMPANY
420 BOYLSTON STREET
BOSTON, MASSACHUSETTS 02116

RE: SUBORDINATED NOTES DUE 2013 AND
    VOTING COMMON STOCK PURCHASE WARRANTS

GENTLEMEN:

     WORLD ENERGY SOLUTIONS, INC., a Delaware corporation (the "Company"), hereby agrees with Massachusetts Capital Resource Company (the "Purchaser") as follows:

                                    ARTICLE I

                 PURCHASE, SALE AND TERMS OF NOTES AND WARRANTS

     1.01. THE NOTES. The Company has authorized the issuance and sale to the Purchaser of the Company's Subordinated Notes, due June 30, 2013, in the original principal amount of $2,000,000. The Subordinated Notes shall be substantially in the form set forth in Exhibit 1.01 hereto and are herein referred to individually as a "Note" and collectively as the "Notes", which terms shall also include any notes delivered in exchange or replacement therefor.

     1.02. THE WARRANTS. The Company has also authorized the issuance and sale to the Purchaser of the Company's Voting Common Stock Purchase Warrants for the purchase (subject to adjustment and provisions as provided therein) of 3,000,000 shares of the Company's Voting Common Stock. The Voting Common Stock Purchase Warrants shall be substantially in the form set forth in Exhibit 1.02 hereto and are herein referred to individually as a "Warrant" and collectively as the "Warrants", which terms shall also include any warrants delivered in exchange or replacement therefor.

     1.03. PURCHASE AND SALE OF NOTES AND WARRANTS.

          (A) THE CLOSING. The Company agrees to issue and sell to the Purchaser, and, subject to and in reliance upon the representations, warranties, terms and conditions of this Agreement, the Purchaser agrees to purchase, the Notes and the Warrants for an aggregate purchase price of $2,000,000. Such purchase and sale shall take place at a closing (the "Closing") to be held at the office of George W. Thibeault, Esq., High Street Tower, 125 High Street, Boston, Massachusetts, on November 7, 2005 at 10:00 A.M., or on such other date and at such time as may be mutually agreed upon. At the Closing the Company will initially issue one Note, payable to the order of the Purchaser, in the principal amount of $2,000,000 and one

Warrant, registered in the name of the Purchaser, to purchase (subject to adjustment and provisions as provided therein) 3,000,000 shares of the Company's Voting Common Stock, against delivery to the Company of a check or a receipt of a wire transfer, in the amount of $2,000,000, in payment of the full purchase price for the Notes and Warrants.

          (B) ALLOCATION OF PURCHASE PRICE. The Company and the Purchaser, having adverse interests and as a result of arm's length bargaining, agree that
(i) neither the Purchaser nor any of its partners has rendered or has agreed to render any services to the Company in connection with this Agreement or the issuance of the Notes and Warrants; (ii) the Warrants are not being issued as compensation; and (iii) for the purpose, and within the meaning, of Section 1273(c)(2) of the Internal Revenue Code of 1986, as amended, the issue price of the Notes is $1,969,000. The Company and the Purchaser acknowledge that this allocation is based on the relative fair market values of the Notes and Warrants. The Company and the Purchaser recognize that this Agreement determines the original issue discount to be taken into account by the Company and the Purchaser for federal income tax purposes on the Notes and they agree to adhere to this Agreement for such purposes.

          (C) USE OF PROCEEDS. The Company agrees to use the full proceeds from the sale of the Notes and Warrants solely for working capital (including without limitation repayment, at the Closing, of all existing indebtedness to Silicon Valley Bank) and agrees that such use would constitute a purpose which increases or maintains equal opportunity employment in the Commonwealth of Massachusetts.

     1.04. PAYMENTS AND ENDORSEMENTS. Payments of principal, interest and premium, if any, on the Notes, shall be made directly by check duly mailed, wired or delivered to the Purchaser at its address referred to in Section 8.03 hereof, without any presentment or notation of payment, except that prior to any transfer of any Note, the holder of record shall endorse on such Note a record of the date to which interest has been paid and all payments made on account of principal of such Note.

     1.05. REDEMPTIONS.

          (A) REQUIRED REDEMPTIONS. Beginning on and with September 30, 2009, and on the last day of December, March, June and September in each year thereafter through and including June 30, 2013, the Company will redeem, without premium, $125,000 in principal amount of the Notes, or such lesser amount as may be then outstanding, together with all accrued and unpaid interest then due on the amount so redeemed. On the stated or accelerated maturity of the Notes, the Company will pay the principal amount of the Notes then outstanding together with all accrued and unpaid interest then due thereon. No optional redemption of less than all of the Notes shall affect the obligation of the Company to make the redemptions required by this subsection.

          (B) OPTIONAL REDEMPTIONS WITH PREMIUM. The Company may at any time redeem the Notes in whole or in part (in integral multiples of $25,000) together with interest due on the amount so redeemed through the date of redemption, and a premium equal to the percentage of the principal amount of the Notes redeemed under this subsection applicable to the twelve month period in which such redemption is made, as follows:

12-MONTH PERIOD ENDING   PREMIUM
----------------------   -------
December 31, 2005          10%
December 31, 2006           8%
December 31, 2007           6%
December 31, 2008           4%
December 31, 2009           2%
Thereafter                  0%

; provided that no premium shall be due in connection with any mandatory redemption under Section 1.05(a). Anything in the foregoing provisions of this subsection 1.05(b) to the contrary notwithstanding, the Notes may be prepaid, in whole or in part, without premium, in the event that (y) on or before December 31, 2006 the Company shall consummate one or more underwritten public offerings of its Common Stock with aggregate gross proceeds to the Company of at least $5,000,000 and shall list such Common Stock on a recognized national or regional stock exchange (which shall include without limitation for all purposes of this Agreement any of the Alternative Investment Market (AIM) in London, the Canadian CNQ stock exchange or the Toronto TSX Venture stock exchange), or (z) on or before December 31, 2006 there is a Change of Control (as hereinafter defined) of the Company or a sale of all or substantially all of the assets of the Company to an unrelated third party and simultaneously with the consummation of such transaction, all of the outstanding principal amount of the Notes, together with all accrued but unpaid interest thereon, shall be redeemed in full, and the holder or holders of the Warrants shall receive, in cash or freely tradeable securities which are registered under the Exchange Act, a profit on the Warrants equal to the premium which would otherwise be due on the redemption of the Notes pursuant to this subsection 1.05(b).

          (C) NOTICE OF REDEMPTIONS; PRO RATA REDEMPTIONS. Notice of any optional redemptions pursuant to subsection 1.05(b) shall be given to all registered holders of the Notes at least ten (10) business days prior to the date of such redemption. Each redemption of Notes pursuant to subsections 1.05(a) or (b) shall be made so that the Notes then held by each holder shall be redeemed in a principal amount which shall bear the same ratio to the total principal amount of Notes being redeemed as the principal amount of Notes then held by such holder bears to the aggregate principal amount of the Notes then outstanding.

     1.06. PAYMENT ON NON-BUSINESS DAYS. Whenever any payment to be made shall be due on a Saturday, Sunday or a public holiday under the laws of the Commonwealth of Massachusetts, such payment may be made on the next succeeding business day, and such extension of time shall in such case be included in the computation of payment of interest due.

     1.07. REGISTRATION, ETC. The Company shall maintain at its principal office a register of the Notes and shall record therein the names and addresses of the registered holders of the Notes, the address to which notices are to be sent and the address to which payments are to be made as designated by the registered holder if other than the address of the holder, and the particulars of all transfers, exchanges and replacements of Notes. No transfer of a Note shall be valid unless made on such register for the registered holder or his executors or administrators or his or their duly appointed attorney, upon surrender therefor for exchange as hereinafter provided, accompanied by an instrument in writing, in form and execution reasonably satisfactory to the Company. Each Note issued hereunder, whether originally or upon transfer, exchange or replacement of a Note or Notes, shall be registered on the date of execution thereof by the Company and shall be dated the date to which interest has been paid on such Notes or Note. The registered holder of a Note shall be that Person in whose name the Note has been so registered by the Company. A registered holder shall be deemed the owner of a Note for all purposes of this Agreement and, subject to the provisions hereof, shall be entitled to the principal, premium, if any, and interest evidenced by such Note free from all equities or rights of setoff or counterclaim between the Company and the transferor of such registered holder or any previous registered holder of such Note.

     1.08. TRANSFER AND EXCHANGE OF NOTES. The registered holder of any Note or Notes may, prior to maturity or prepayment thereof, surrender such Note or Notes at the principal office of the Company for transfer or exchange, provided that the principal amount of any Note or Notes to be issued in connection with such transfer or exchange shall not be less than $100,000 unless (y) such transfer or exchange is for the entire principal balance of the Notes then outstanding or
(z) such transfer or exchange is to one or more partners of such holder. Within a reasonable time after notice to the Company from a registered holder of its intention to make such exchange and without expense (other than transfer taxes, if any) to such registered holder, the Company shall issue in exchange therefor another Note or Note, in such denominations as requested by the registered holder, for the same aggregate principal amount as the unpaid principal amount of the Note or Notes so surrendered, and having the same maturity and rate of interest, containing the same provisions and subject to the same terms and conditions as the Note or Notes so surrendered. Each new Note shall be made payable to such Person or Persons, or registered assigns, as the registered holder of such surrendered Note or Notes may designate, and such transfer or exchange shall be made in such a manner that no gain or loss of principal or interest shall result therefrom.

     1.09. REPLACEMENT OF NOTES. Upon receipt of evidence satisfactory to the Company of the loss, theft, destruction or mutilation of any Note and, if requested in the case of any such loss, theft or destruction, upon delivery of an indemnity bond or other agreement or security reasonably satisfactory to the Company, or, in the case of any such mutilation, upon surrender and cancellation of such Note, the Company will issue a new Note, of like tenor and amount and dated the date to which interest has been paid, in lieu of such lost, stolen, destroyed or mutilated Note; provided, however, if any Note of which Massachusetts Capital Resource Company, its nominee, or any of its partners is the registered holder is lost, stolen or destroyed, the affidavit of the President, Treasurer or any Assistant Treasurer of the registered holder setting forth the circumstances with respect to such loss, theft or destruction shall be accepted as satisfactory evidence thereof, and no indemnification bond or other security shall be required as a condition to the execution and delivery by the Company of a new Note in replacement of such lost, stolen or destroyed Note other than the registered holder's written agreement to indemnify the Company.

     1.10. SUBORDINATION. The Company, for itself, its successors and assigns, covenants and agrees, and the Purchaser and each successor holder of the Notes by his or its acceptance thereof, likewise covenants and agrees, that notwithstanding any other provision of this Agreement or the Notes, the payment of the principal of and interest on each and all of the Notes shall be subordinated in right of payment, to the extent and in the manner hereinafter set forth, to the prior payment in full of all Senior Debt (as hereinafter defined) at any time outstanding. The provisions of this Section 1.10 shall constitute a continuing representation to all Persons who, in reliance upon such provisions, become the holders of or continue to hold Senior Debt, and such provisions are made for the benefit of the holders of Senior Debt, and such holders are hereby made obligees hereunder the same as if their names were written herein as such, and they or any of them may proceed to enforce such provisions against the Company or against the holder of any Note without the necessity of joining the Company as a party.

          (A) PAYMENT OF SENIOR DEBT. In the event of any insolvency or bankruptcy proceedings, or any receivership, liquidation, reorganization or other similar proceedings in connection therewith, relative to the Company or to its property, or, in the event of any proceedings for voluntary liquidation, dissolution or other winding up of the Company or distribution or marshalling of its assets or any composition with creditors of the Company, whether or not involving insolvency or bankruptcy, then and in any such event all Senior Debt shall be paid in full before any payment or distribution of any character, whether in cash, securities or other property, shall be made on account of the Notes; and any such payment or distribution, except securities which are subordinated and junior in right of payment to the payment of all Senior Debt then outstanding in terms of substantially the same tenor as this Section 1.10, which would, but for the provisions hereof, be payable or deliverable in respect of the Notes shall be paid or delivered directly to the holders of Senior Debt (or their duly authorized representatives), in the proportions in which they hold the same, until all Senior Debt shall have been paid in full, and every holder of the Notes by becoming a holder thereof shall have designated and appointed the holder or holders of Senior Debt (and their duly authorized representatives) as his or its agents and attorney-in-fact to demand, sue for, collect and receive such Senior Debt holder's ratable share of all such payments and distributions and to file any necessary proof of claim therefor and to take all such other action in the name of the holders of the Notes or otherwise, as such Senior Debt holders (or their authorized representatives) may determine to be necessary or appropriate for the enforcement of this Section 1.10. The Purchaser and each successor holder of the Notes by its or his acceptance thereof agrees to execute, at the request of the Company, a separate agreement with any holder of Senior Debt on the terms set forth in this Section 1.10, and to take all such other action as such holder or such holder's representative may request in order to enable such holder to enforce all claims upon or in respect of such holder's ratable share of the Notes.

          (B) NO PAYMENT ON NOTES UNDER CERTAIN CONDITIONS. In the event that any default occurs in the payment of the principal of or interest on any Senior Debt (whether as a result of the acceleration thereof by the holders of such Senior Debt or otherwise) and during the continuance of such default for a period up to ninety (90) days and thereafter if judicial proceedings shall have been instituted with respect to such defaulted payment, or (if a shorter period) until such payment has been made or such default has been cured or waived in writing by such holder of Senior Debt then and during the continuance of such event no payment of principal or interest on the Notes shall be made by the Company or accepted by any holder of the Notes who has received notice from the Company or from a holder of Senior Debt of such events.

          (C) PAYMENTS HELD IN TRUST. In case any payment or distribution shall be paid or delivered to any holder of the Notes before all Senior Debt shall have been paid in full, despite or in violation or contravention of the terms of this subordination, such payment or distribution shall be held in trust for and paid and delivered ratably to the holders of Senior Debt (or their duly authorized representatives), until all Senior Debt shall have been paid in full.

          (D) SUBROGATION. Subject to the payment in full of all Senior Debt and until the Notes shall be paid in full, the holders of the Notes shall be subrogated to the rights of the holders of Senior Debt (to the extent of payments or distributions previously made to such holders of Senior Debt pursuant to the provisions of subsections (a) and (c) of this Section 1.10) to receive payments or distributions of assets of the Company applicable to the Senior Debt. No such payments or distributions applicable to the Senior Debt shall, as between the Company and its creditors, other than the holders of Senior Debt and the holders of the Notes, be deemed to be a payment by the Company to or on account of the Notes; and for the purposes of such subrogation, no payments or distributions to the holders of Senior Debt to which the holders of the Notes would be entitled except for the provisions of this Section 1.10 shall, as between the Company and its creditors, other than the holders of Senior Debt and the holders of the Notes, be deemed to be a payment by the Company to or on account of the Senior Debt.

          (E) SCOPE OF SECTION. The provisions of this Section 1.10 are intended solely for the purpose of defining the relative rights of the holders of the Notes, on the one hand, and the holders of the Senior Debt, on the other hand. Nothing contained in this Section 1.10 or elsewhere in this Agreement or the Notes is intended to or shall impair, as between the Company, its creditors other than the holders of Senior Debt, and the holders of the Notes, the obligation of the Company, which is unconditional and absolute, to pay to the holders of the Notes the principal of and interest on the Notes as and when the same shall become due and payable in accordance with the terms thereof, or to affect the relative rights of the holders of the Notes and creditors of the Company other than the holders of the Senior Debt, nor shall anything herein or therein prevent the holder of any Note from accepting any payment with respect to such Note or exercising all remedies otherwise permitted by applicable law upon default under such Note, subject to the rights, if any, under this Section
1.10 of the holders of Senior Debt in respect of cash, property or securities of the Company received by the holders of the Notes.

          (F) SURVIVAL OF RIGHTS. The right of any present or future holder of Senior Debt to enforce subordination of the Notes pursuant to the provisions of this Section 1.10 shall not at any time be prejudiced or impaired by any act or failure to act on the part of the Company or any such holder of Senior Debt, including, without limitation, any forbearance, waiver, consent, compromise, amendment, extension, renewal, or taking or release of security of or in respect of any Senior Debt or by noncompliance by the Company with the terms of such subordination regardless of any knowledge thereof such holder may have or otherwise be charged with.

          (G) AMENDMENT OR WAIVER. The provisions of this Section 1.10 may not be amended or waived in any manner which is detrimental to any Senior Debt without the consent of the holders of all then existing Senior Debt.

          (H) SENIOR DEBT DEFINED. The term "Senior Debt" shall mean (i) all Indebtedness of the Company for money borrowed from banks or other institutional lenders, including any extension or renewals thereof, whether outstanding on the date hereof or thereafter created or incurred, which is not by its terms subordinate and junior to or on a parity with the

Notes and which is permitted hereby at the time it is created or incurred, and
(ii) all guaranties by the Company which are not by their terms subordinate and junior to or on a parity with the Notes and which are permitted hereby at the time they are made, of Indebtedness of any Subsidiary if such Indebtedness would have been Senior Debt pursuant to the provisions of clause (i) of this sentence had it been Indebtedness of the Company. In making any loans which are (or the guaranties of which are) intended to be Senior Debt, the lenders or purchasers shall be entitled to rely as to the fact that such Indebtedness or guaranty is permitted hereby upon a certificate by the Company's chief financial officer purporting to show such Indebtedness or guaranty will not result in the Company's failure to comply with the provisions of Article IV hereof as of the date of the loan or guarantee.

     1.11. REPRESENTATIONS BY THE PURCHASER. The Purchaser represents that it is its present intention to acquire the Notes and Warrants for its own account and that the Notes and Warrants are being and will be acquired for the purpose of investment and not with a view to distribution or resale thereof; subject, nevertheless, to the condition that the disposition of the property of the Purchaser shall at all times be within its control. The acquisition by the Purchaser of the Notes and Warrants shall constitute a confirmation of this representation.

     1.12. DISCLOSURE OF INFORMATION BY THE PURCHASER. The Company understands that the Purchaser is a special purpose limited partnership organized under Chapter 109 of the General Laws of the Commonwealth of Massachusetts and Chapter 816 of the Acts and Resolves of 1977 of the Commonwealth of Massachusetts (the "Capital Resource Company Act"), and as such, in accordance with such provisions, the Purchaser, in order to obtain certain benefits for itself and its partners, is required to file certain reports and otherwise disclose information relating to the business, financial affairs, and future prospects of the Company and its affiliates (as defined in the aforesaid legislation) with the Clerk of the Senate and the Clerk of the House of Representatives of the General Court of the Commonwealth of Massachusetts, the Secretary of Manpower Affairs, the Commissioner of Insurance and the Department of Revenue of the Commonwealth of Massachusetts, and that such reports and other information may constitute "public records" within the purview of Section 7 of Chapter 4 of the General Laws of the Commonwealth of Massachusetts. In addition, information relating to the business, financial affairs and future prospects of the Company and its affiliates must be disclosed to others in order to obtain independent confirmation that financing on substantially similar terms to financing provided pursuant to this Agreement was not elsewhere available to the Company. The Company hereby authorizes the Purchaser to disclose all such information relating to the business, financial affairs and future prospects of the Company and its affiliates as has been or may in the future be presented to the Purchaser to all such persons as the Purchaser in good faith deems necessary or appropriate in order to fulfill its obligations under the Capital Resource Company Act.

                                   ARTICLE II

                      CONDITIONS TO PURCHASER'S OBLIGATION

     The obligation of the Purchaser to purchase and pay for the Notes and Warrants at the Closing is subject to the following conditions:

     2.01. REPRESENTATIONS AND WARRANTIES. Each of the representations and warranties of the Company set forth in Article III hereof shall be true on the date of the Closing.

     2.02. DOCUMENTATION AT CLOSING. The Purchaser shall have received prior to or at the Closing all of the following, each in form and substance satisfactory to the Purchaser and its counsel:

          (A) A certified copy of all charter documents of the Company; a certified copy of the resolutions of the Board of Directors and, to the extent required, the stockholders of the Company evidencing approval of this Agreement, the Notes, the Warrants, and other matters contemplated hereby; a certified copy of the By-laws of the Company; and certified copies of all documents evidencing other necessary corporate or other action and governmental approvals, if any, with respect to this Agreement, the Notes and the Warrants.

          (B) A favorable opinion of Wilmer Cutler Pickering Hale and Dorr LLP, counsel for the Company, as to matters set forth in Exhibit 2.02(b), and as to such other matters as the Purchaser, or its counsel, may reasonably request.

          (C) A certificate of the Secretary or an Assistant Secretary of the Company which shall certify the names of the officers of the Company, authorized to sign this Agreement, the Notes, the Warrants and the other documents or certificates to be delivered pursuant to this Agreement by the Company, or any of its officers, together with the true signatures of such officers. The Purchaser may conclusively rely on such certificates until it shall receive a further certificate of the Secretary or an Assistant Secretary of the Company canceling or amending the prior certificate and submitting the signatures of the officers named in such further certificate.

          (D) A certificate from a duly authorized officer of the Company stating that the representations and warranties of the Company contained in
Article III hereof and otherwise made by the Company in writing in connection with the transactions contemplated hereby are true and correct in all material respects and that no condition or event has occurred or is continuing or will result from execution and delivery of this Agreement, the Notes or the Warrants which constitute an Event of Default or would constitute an Event of Default but for the requirement that notice be given or time elapse or both.

          (E) A certificate, in the form attached as Exhibit 3.15 hereto, shall have been executed and delivered by a duly authorized officer of the Company.

          (F) Payment for the costs and expenses identified in Section 8.04 as to which the Purchaser gives the Company notice prior to the Closing.

                                   ARTICLE III

                         REPRESENTATIONS AND WARRANTIES

     The Company represents and warrants as follows:

     3.01. ORGANIZATION AND STANDING. The Company and each Subsidiary is a duly organized and validly existing corporation in good standing under the laws of the jurisdiction in which it was organized and has all requisite corporate power and authority for the ownership and operation of its properties and for the carrying on of its business as now conducted and as now proposed to be conducted. The Company and each Subsidiary is duly licensed or qualified and in good standing as a foreign corporation authorized to do business in all jurisdictions wherein the character of the property owned or leased, or the nature of the activities conducted, by it makes such licensing or qualification necessary, except where failure to be so licensed or qualified would not have a material adverse effect on the Company or such Subsidiary. Attached hereto as
Exhibit 3.01 is a schedule which correctly identifies all Subsidiaries of the Company as of the date hereof and shows with respect to each Subsidiary its jurisdiction of incorporation. All of the outstanding capital stock of each Subsidiary has been duly authorized and validly issued, is fully paid and nonassessable, and is owned beneficially and of record by the Company or by another Subsidiary as indicated in Exhibit 3.01, free and clear of any lien, right, encumbrance or restriction of any nature, including, without limitation, any lien, right, encumbrance or restriction on transfer. Oceanside Energy, Inc., the sole Subsidiary of the Company, has no material assets, liabilities, or operations.

     3.02. CORPORATE ACTION. The Company has all necessary corporate power and has taken all corporate action required to make all the provisions of this Agreement, the Notes, the Warrants and any other agreements and instruments executed in connection herewith and therewith the valid and enforceable obligations they purport to be. Sufficient shares of authorized but unissued Common Stock of the Company have been reserved by appropriate corporate action in connection with the prospective exercise of the Warrants. Neither the issuance of the Notes or Warrants, nor the issuance of shares of Common Stock upon the exercise of the Warrants, is subject to preemptive or other similar statutory or contractual rights (which have not been waived) and will not conflict with any provisions of any agreement or instrument to which the Company or any Subsidiary is a party or by which it is bound.

     3.03. GOVERNMENTAL APPROVALS. No authorization, consent, approval, license, exemption of or filing or registration with any court or governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, is or will be necessary for, or in connection with, the offer, issuance, sale, execution or delivery by the Company of, or for the performance by it of its obligations under, this Agreement, the Notes or the Warrants.

     3.04. LITIGATION. Except as set forth on Exhibit 3.04, there is no litigation or governmental proceeding or investigation pending or, to the knowledge of the Company, threatened against the Company or any Subsidiary affecting any of its properties or assets, or against any officer, key employee or principal stockholder of the Company or any Subsidiary where such litigation, proceeding or investigation, either individually or in the aggregate, would have a material adverse effect on the Company or any Subsidiary, nor, to the knowledge of the

Company, has there occurred any event or does there exist any condition on the basis of which any litigation, proceeding or investigation might properly be instituted which would have a material adverse effect on the Company or any Subsidiary. Neither the Company nor any Subsidiary, nor, to the knowledge of the Company, any officer or key employee of the Company or any Subsidiary, or principal stockholder of the Company or any Subsidiary, is in default with respect to any order, writ, injunction, decree, ruling or decision of any court, commission, board or other government agency affecting the Company or any Subsidiary. There are no actions or proceedings pending or threatened (or any basis therefor known to the Company) which might result, either in any case or in the aggregate, in any material adverse change in the business, operations, affairs or condition of the Company or any Subsidiary or in any of its properties or assets, or which might call into question the validity of this Agreement, the Notes, the Warrants or any action taken or to be taken pursuant hereto or thereto.

     3.05. COMPLIANCE WITH OTHER INSTRUMENTS. The Company and each Subsidiary is in compliance in all respects with the terms and provisions of this Agreement and in all material respects with the terms and provisions of its charter and by-laws and mortgages, indentures, leases, agreements and other instruments and of all judgments, decrees, governmental orders, statutes, rules and regulations by which it is bound or to which its properties or assets are subject. There is no term or provision in any of the foregoing documents and instruments which materially adversely affects the business, assets or financial condition of the Company or any Subsidiary. Neither the execution and delivery of this Agreement, the Notes or the Warrants, nor the consummation of any transactions contemplated hereby or thereby has constituted or resulted in or will constitute or result in a default or violation of any term or provision in any of the foregoing documents or instruments. A schedule of Indebtedness for borrowed money of the Company and each Subsidiary (including lease obligations required to be capitalized in accordance with applicable Statements of Financial Accounting Standards) is attached as Exhibit 3.05.

     3.06. FEDERAL RESERVE REGULATIONS. Neither the Company nor any Subsidiary is engaged in the business of extending credit for the purpose of purchasing or carrying margin stock (within the meaning of Regulation G of the Board of Governors of the Federal Reserve System), and no part of the proceeds of the Notes or Warrants will be used to purchase or carry any margin security or to extend credit to others for the purpose of purchasing or carrying any margin security or in any other manner which would involve a violation of any of the regulations of the Board of Governors of the Federal Reserve System.

     3.07. TITLE TO ASSETS, PATENTS. Except as is set forth in Exhibit 3.07, the Company and each Subsidiary has good and clear record and marketable title in fee to such of its fixed assets as are real property, and title to all of its other assets, now carried on its books including those reflected in the most recent consolidated balance sheet of the Company and its Subsidiaries which forms a part of Exhibit 3.08 attached hereto, or acquired since the date of such balance sheet (except personal property disposed of since said date in the ordinary course of business) free of any mortgages, pledges, charges, liens, security interests or other encumbrances except for liens permitted hereunder. The Company and each Subsidiary enjoys peaceful and undisturbed possession under all leases under which it is operating, and all said leases are valid and subsisting and in full force and effect. The Company and each Subsidiary owns or to its knowledge has a valid right to use the patents, patent rights, licenses, permits, trade secrets, trademarks, trademark rights, trade names or trade name rights or franchises, copyrights, inventions and intellectual property rights being used to conduct its business as now operated and as now proposed to be operated; and to its knowledge the conduct of its business as now operated and as now proposed to be operated does not and will not conflict with valid patents, patent rights, licenses, permits, trade secrets, trademarks, trademark rights, trade names or trade name rights or franchises, copyrights, inventions and intellectual property rights of others. To its knowledge, neither the Company nor any Subsidiary has any obligation to compensate any Person for the use of any such patents or such rights nor has the Company or any Subsidiary granted to any Person any license or other rights to use in any manner any of such patents or such rights of the Company or any Subsidiary.

     3.08. FINANCIAL INFORMATION. The consolidated financial statements of the Company and its Subsidiaries attached as Exhibit 3.08 present fairly the consolidated financial position of the Company and its Subsidiaries as at the dates thereof and its results of operations for the periods covered thereby and have been prepared in accordance with generally accepted accounting principles consistently applied. The financial statements so attached are: (1) for the two years ended December 31, 2003 and December 31, 2004, certified by Brown & Brown, LLP and (ii) for the 9-month period ended September 30, 2005, being unaudited and subject to year-end adjustments consisting of normal recurring items which will not be material in the aggregate. To the knowledge of the Company, neither the Company nor any Subsidiary has any material liability contingent or otherwise not disclosed in the aforesaid financial statements or in the notes thereto that would, together with all such other liabilities, materially affect the financial condition of the Company or any Subsidiary. Since the date of said certified financial statements, (i) there has been no adverse change in the business, assets or condition, financial or otherwise, or operations, of the Company or any Subsidiary; (ii) neither the business, condition or operations of the Company or any Subsidiary nor any of their properties or assets has been adversely affected as a result of any legislative or regulatory change, any revocation or change in any franchise, license or right to do business, or any other event or occurrence, whether or not insured against; and (iii) neither the Company nor any Subsidiary has entered into any material transaction which would reasonably be expected to have an adverse change in the business, assets or condition, financial or otherwise, or operations, of the Company or any Subsidiary or made any distribution on its capital stock.

     3.09. TAXES. Except as set forth on Exhibit 3.09, the Company and each Subsidiary has accurately prepared and timely filed all federal, state and other tax returns required by law to be filed by it, and all taxes shown to be due and all additional assessments have been paid or provision made therefor. The Company knows of no additional assessments or adjustments pending or threatened against the Company or any Subsidiary for any period, nor of any basis for any such assessment or adjustment.

     3.10. ERISA. No employee benefit plan established or maintained, or to which contributions have been made, by the Company or any Subsidiary, which is subject to part 3 of Subtitle B of Title I of The Employee Retirement Income Security Act of 1974, as amended ("ERISA") had an accumulated funding deficiency (as such term is defined in Section 302 of ERISA) as of the last day of the most recent fiscal year of such plan ended prior to the date hereof, and no material liability to the Pension Benefit Guaranty Corporation has been incurred with respect to any such plan by the Company or any of its Subsidiaries.

     3.11. TRANSACTIONS WITH AFFILIATES. There are no loans, leases, royalty agreements or other continuing transactions between the Company or any Subsidiary and any Person owning five percent (5%) or more of any class of capital stock of the Company or any Subsidiary or other entity controlled by such stockholder or a member of such stockholder's family.

     3.12. ASSUMPTIONS OR GUARANTIES OF INDEBTEDNESS OF OTHER PERSONS. Neither the Company nor any Subsidiary has assumed, guaranteed, endorsed or otherwise become directly or contingently liable on (including, without limitation, liability by way of agreement, contingent or otherwise, to purchase, to provide funds for payment, to supply funds to or otherwise invest in the debtor or otherwise to assure the creditor against loss) any Indebtedness of any other Person.

     3.13. INVESTMENTS IN OTHER PERSONS. Neither the Company nor any Subsidiary has made any loan or advance to any Person which is outstanding on the date of this Agreement, nor is the Company or any Subsidiary obligated or committed to make any such loan or advance, nor does the Company or any Subsidiary own any capital stock or assets comprising the business of, obligations of, or any interest in, any Person.

     3.14. EQUAL EMPLOYMENT OPPORTUNITY. The Company has reviewed its employment practices and policies and those of each Subsidiary and, to its knowledge, the Company and each Subsidiary is in full compliance with (a) all applicable laws of the United States, of the Commonwealth of Massachusetts and of each other applicable jurisdiction, relating to equal employment opportunity (including, without limitation, Title VII of the Civil Rights Act of 1964, as amended (42 U.S.C. Section 000e-17), the Age Discrimination in Employment Act of 1967, as amended (29 U.S.C. Sections 621-634), the Equal Pay Act of 1963 (29 U.S.C.
Section 206(d)), and any rules, regulations and administrative orders and Executive Orders relating thereto; Mass. Gen. Laws. c. 151B, Mass. Gen. Laws c. 149 Section 24A et seq. and Section 105A et seq., and any rules or regulations relating thereto; and (b) the applicable terms, relating to equal employment opportunity, of any contract, agreement or grant the Company or any Subsidiary has with, from, or relating (by way of subcontract or otherwise) to any other contract, agreement or grant of, any federal or state governmental unit ("Government Contract"), including, without limitation, any terms required pursuant to Federal Executive Order No. 11246 and Massachusetts Executive Order No. 74 (both as amended). To the Company's knowledge, it and each Subsidiary has kept all records required to be kept, and has filed all reports, affirmative action plans and forms (including, without limitation and where applicable, Form EEO-1) required to be filed pursuant to any such applicable law or the terms of any such Government Contract. Neither the Company nor any Subsidiary has been subject to any adverse final determination or order, with respect to any charge of employment discrimination made against it, by the United States Equal Employment Opportunity Commission, the Massachusetts Commission Against Discrimination or any other governmental unit (including, without limitation, any such governmental unit with which it has a Government Contract), and neither the Company nor any Subsidiary is presently, to the best of the Company's knowledge, subject to any formal proceedings before, or investigations by, such commissions or governmental units.

     3.15. STATUS OF NOTES AND WARRANTS AS QUALIFIED INVESTMENTS. The Company has duly authorized the execution and delivery to the Purchaser on behalf of the Company of the certificate attached as Exhibit 3.15 hereto, setting forth such statements, information and related data as are necessary to permit the Purchaser to determine and demonstrate that the Notes and

Warrants issued pursuant to this Agreement will constitute "qualified investments" within the meaning of that term as set forth in the Capital Resource Company Act and that the full proceeds of the Notes and Warrants will be used for purposes which will materially increase or maintain equal opportunity employment in the Commonwealth of Massachusetts. All such statements, information and related data presented in such certificate that are not based on estimates and projections of future events are materially true and correct as of the date of such certificate and all such statements, information and related data based upon estimates or projections of future events have been carefully considered and prepared on behalf of the Company.

     3.16. SECURITIES ACT. Neither the Company nor anyone acting on its behalf has offered any of the Notes, Warrants or similar securities, or solicited any offers to purchase or made any attempt by preliminary conversation or negotiations to dispose of the Notes, Warrants or similar securities, to any Person other than the Purchaser or the institutions described in Exhibit 3.15. Neither the Company nor anyone acting on its behalf has offered or will offer to sell the Notes, Warrants or similar securities to, or solicit offers with respect thereto from, or enter into any preliminary conversations or negotiations relating thereto with, any Person, so as to bring the issuance and sale of the Notes and Warrants under the registration provisions of the Securities Act.

     3.17. DISCLOSURE. Neither this Agreement, the financial statements incorporated herein as Exhibit 3.08, the Certificate set forth as Exhibit 3.15 hereof, nor any other agreement, or certificate furnished to the Purchaser or its counsel by or on behalf of the Company or any Subsidiary in connection with the transactions contemplated hereby contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements contained herein or therein not misleading. Without limiting the foregoing, the Company has no knowledge or belief that there exists, or there is pending or planned, any patent, invention, device, application or principle or any statute, rule, law, regulation, standard or code which would materially adversely affect the condition, financial or otherwise, or the operations of the Company or any Subsidiary.

     3.18. NO BROKERS OR FINDERS. No Person has or will have, as a result of the transactions contemplated by this Agreement, any right, interest or valid claim against or upon the Company or any Subsidiary for any commission, fee or other compensation as a finder or broker because of any act or omission by the Company or any Subsidiary or any agent of the Company or any Subsidiary.

     3.19. OTHER AGREEMENTS OF OFFICERS. To the knowledge of the Company, no officer or key employee of the Company or any Subsidiary is a party to or bound by any agreement, contract or commitment, or subject to any restrictions, particularly but without limitation in connection with any previous employment of any such person, which materially and adversely affects, or in the future would (so far as the Company can reasonably foresee) materially and adversely affect, the business or operations of the Company or any Subsidiary or the right of any such person to participate in the affairs of the Company or any Subsidiary. To the best of the knowledge of the Company, no officer or key employee has any present intention of terminating his employment with the Company or any Subsidiary and neither the Company nor any Subsidiary has any present intention of terminating any such agreement.

     3.20. CAPITALIZATION; STATUS OF CAPITAL STOCK. The Company has a total authorized capitalization consisting of 75,000,000 shares of Voting Common Stock, of which 33,049,473 shares are issued and outstanding and no shares of which are held by the Company as Treasury Stock, 15,000,000 shares of Non-Voting Common Stock, of which 6,792,135 shares are issued and outstanding and no shares of which are held by the Company as Treasury Stock, and 15,000,000 shares of Preferred Stock, of which 10,433,504 shares are issued and outstanding and no shares of which are held by the Company as Treasury Stock. A complete list of the outstanding capital stock of the Company and the names in which such capital stock is registered is set forth in Exhibit 3.20 hereto. All the outstanding shares of capital stock of the Company have been duly authorized, are validly issued and are fully paid and nonassessable. The shares of Common Stock issuable upon exercise of the Warrants, when so issued, will be duly authorized, validly issued and fully paid and nonassessable. Except as otherwise indicated on
Exhibit 3.20, there are no options, warrants or rights to purchase shares of capital stock or other securities of the Company authorized, issued or outstanding, nor is the Company obligated in any other manner to issue shares of its capital stock or other securities. There are no restrictions on the transfer of shares of Voting Common Stock issued or issuable upon exercise of the Warrants, and, except as otherwise indicated on Exhibit 3.20, there are no restrictions on the transfer of other shares of capital stock of the Company other than those imposed by relevant state and federal securities laws. Except as otherwise indicated on Exhibit 3.20, no holder of any security of the Company is entitled to preemptive or similar statutory or contractual rights, either arising pursuant to any agreement or instrument to which the Company is a party, or which are otherwise binding upon the Company. Neither the issuance of the Notes or the Warrants nor the shares of Common Stock issued upon exercise of the Warrants will result in an adjustment under the antidilution or exercise rights of any holders of any outstanding shares of capital stock, options, warrants or other rights to acquire any securities of the Company. The shares of Common Stock issuable upon exercise of the Warrants shall constitute, at the time of the Closing, not less than 4.94% of the outstanding Common Stock of the Company, calculated on a fully diluted basis. The offer and sale of all shares of capital stock and other securities of the Company issued before the Closing complied with or were exempt from all federal and state securities laws, subject to the disclosure set forth on Exhibit 3.20 hereto.

     3.21. LABOR RELATIONS. To the knowledge of the Company, no labor union or any representative thereof has made any attempt to organize or represent employees of the Company or any Subsidiary. There are no unfair labor practice charges, pending trials with respect to unfair labor practice charges, pending material grievance proceedings or adverse decisions of a Trial Examiner of the National Labor Relations Board against the Company or any Subsidiary. Furthermore, to the knowledge of the Company, relations with employees of the Company and each Subsidiary are good and there is no reason to believe that any labor difficulties will arise in the foreseeable future.

     3.22. INSURANCE. The Company and each Subsidiary carries insurance covering its properties and business adequate and customary for the type and scope of the properties and business.

     3.23. KEY MAN INSURANCE. The Company carries a life insurance policy from a financially sound and reputable insurance company on the life of Richard Domaleski, in the face amount of $1,000,000, with the proceeds thereof being payable to the Company.

     3.24. BOOKS AND RECORDS. The books of account, ledgers, order books, records and documents of the Company and each Subsidiary are materially accurate and complete.

     3.25. FOREIGN CORRUPT PRACTICES ACT. To the Company's knowledge and belief neither it nor any Subsidiary is engaged, nor has any officer, director, employee or agent of the Company or any Subsidiary engaged, in any act or practice which would constitute a violation of the Foreign Corrupt Practices Act of 1977, or any rules or regulations promulgated thereunder.

     3.26. REGISTRATION RIGHTS. Other than the Purchaser pursuant to the terms of Article V hereof and except as set forth on Exhibit 3.26, no Person has demand or other rights to cause the Company to file any registration statement under the Securities Act relating to any securities of the Company or any right to participate in any such registration statement.

                                   ARTICLE IV

                            COVENANTS OF THE COMPANY

     4.01. AFFIRMATIVE COVENANTS OF THE COMPANY. Without limiting any other covenants and provisions hereof, the Company covenants and agrees that, as long as any of the Notes or Warrants are outstanding, it will perform and observe the following covenants and provisions and will cause each Subsidiary to perform and observe such of the following covenants and provisions as are applicable to such
Subsidiary:

          (A) PUNCTUAL PAYMENT. Pay the principal of, premium, if any, and interest on each of the Notes at the times and place and in the manner provided in the Notes and herein.

          (B) PAYMENT OF TAXES AND TRADE DEBT. Pay and discharge, and cause each Subsidiary to pay and discharge, all taxes, assessments and governmental charges or levies imposed upon it or upon its income or profits or business, or upon any properties belonging to it, prior to the date on which penalties attach thereto, which, if unpaid, would become a material lien or charge upon any properties of the Company or any Subsidiary, provided that neither the Company nor the Subsidiary shall be required to pay any such tax, assessment, charge, levy or claim which is being contested in good faith and by appropriate proceedings if the Company or Subsidiary concerned shall have set aside on its books adequate reserves with respect thereto.

          (C) MAINTENANCE OF INSURANCE. Maintain, and cause each Subsidiary to maintain, insurance with responsible and reputable insurance companies or associations in such amounts and covering such risks as is usually carried by companies engaged in similar businesses and owning similar properties in the same general areas in which the Company or such Subsidiary operates.

          (D) PRESERVATION OF CORPORATE EXISTENCE. Preserve and maintain, and cause each Subsidiary to preserve and maintain, its corporate existence, rights, franchises and privileges in the jurisdiction of its incorporation, and qualify and remain qualified, and cause each Subsidiary to qualify and remain qualified, as a foreign corporation in each jurisdiction in which such qualification is necessary or desirable in view of its business and operations or the ownership of its properties; provided, however, that nothing herein contained shall prevent any merger, consolidation or transfer of assets permitted by subsection 4.02(e). Preserve and maintain, and cause each Subsidiary to preserve and maintain, all licenses and other rights to use patents, processes, licenses, trademarks, trade names, inventions, intellectual property rights or copyrights owned or possessed by it and necessary to the conduct of its business.

          (E) COMPLIANCE WITH LAWS. Materially comply, and cause each Subsidiary to materially comply, with all applicable laws, rules, regulations and orders of any governmental authority, noncompliance with which would have a material adverse effect on its business or condition, financial or other.

          (F) VISITATION RIGHTS. Upon at least five business days' notice and from time to time, permit the Purchaser, at its expense, or any agents or representatives thereof, during normal operating hours to examine and make copies of and extracts from the records and books of account of, and visit and inspect the properties of, the Company and any Subsidiary, and to discuss the affairs, finances and accounts of the Company and any Subsidiary with any of their officers or directors and independent accountants.

          (G) KEEPING OF RECORDS AND BOOKS OF ACCOUNT. Keep, and cause each Subsidiary to keep, adequate records and books of account, in which complete entries will be made in accordance with generally accepted accounting principles consistently applied, reflecting all financial transactions of the Company and such Subsidiary, and in which, for each fiscal year, all proper reserves for depreciation, depletion, obsolescence, amortization, taxes, bad debts and other purposes in connection with its business shall be made.

          (H) MAINTENANCE OF PROPERTIES, ETC. Maintain and preserve, and cause each Subsidiary to maintain and preserve, all of its properties, necessary or useful in the proper conduct of its business, in good repair, working order and condition, ordinary wear and tear excepted.

          (I) COMPLIANCE WITH ERISA. Comply, and cause each Subsidiary to comply, with all minimum funding requirements applicable to any pension or other employee benefit or employee contribution plans which are subject to ERISA or to the Internal Revenue Code of 1986, as amended (the "Code"), and comply, and cause each Subsidiary to comply, in all other material respects with the provisions of ERISA and the Code, and the rules and regulations thereunder, which are applicable to any such plan. Neither the Company nor any Subsidiary will permit any event or condition to exist which could permit any such plan to be terminated under circumstances which would cause the lien provided for in
Section 4068 of ERISA to attach to the assets of the Company or any Subsidiary.

          (J) MAINTENANCE OF DEBT TO EQUITY RATIO. Maintain a ratio of Consolidated Indebtedness (other than Indebtedness represented by the Notes) to Consolidated Net Worth (plus Indebtedness represented by the Notes) of not more than 1 to 1, such ratio to be measured at the end of each fiscal quarter of the Company commencing on and with the fiscal quarter ending June 30, 2007.

          (K) MAINTENANCE OF INTEREST COVERAGE. Maintain a ratio of Consolidated Net Earnings Available for Interest Charges to Interest Charges of not less than 1 to 1, such ratio to be measured at the end of each fiscal quarter of the Company as an average of the four (4) most recent fiscal quarters of the Company commencing on and with the fiscal quarter ending June 30, 2007.

          (L) FOREIGN CORRUPT PRACTICES ACT. Comply, in all material respects, and cause each Subsidiary to comply, in all material respects, and cause each officer, director, employee and agent of the Company and each Subsidiary to comply, in all material respects, at all times with the prohibitions on certain acts and practices set forth in the Foreign Corrupt Practices Act of 1977, and any rules or regulations promulgated thereunder.

          (M) EQUAL EMPLOYMENT OPPORTUNITY. Comply, in all material respects, and cause each Subsidiary to comply, in all material respects, with all applicable laws of the United States, the Commonwealth of Massachusetts, and of each other applicable jurisdiction relating to equal employment opportunity, any rules, regulations, administrative orders and Executive Orders relating thereto and the applicable terms, relating to equal employment opportunity, of any Government Contract; and keep, and cause each Subsidiary to file, 'all reports, affirmative action plans and forms required to be filed, pursuant to any such applicable law or the terms of any such Government Contract; provided, however, the Company or any Subsidiary shall not be considered to have failed to comply with the foregoing during any period that any matter relating to the Company's or such Subsidiary's employment practices is being contested by the Company or such Subsidiary in appropriate proceedings, or thereafter, if the Company or such Subsidiary complies with any final determination issued in such proceedings.

          (N) STATUS OF NOTES AND WARRANTS AS QUALIFIED INVESTMENTS. In the event that any of the statements, information and related data provided by or on behalf of the Company or any Subsidiary and relied upon by the Purchaser in determining that the Notes and Warrants constitute "qualified investments" within the meaning of that term in the Capital Resource Company Act shall be put in issue in any formal or informal proceedings initiated or conducted by or on behalf of the Commonwealth of Massachusetts, the Company shall, upon reasonable notice and at its expense, provide, and, cause each Subsidiary to provide, such additional information, witnesses and related data as may be reasonably necessary or appropriate to support the representations and warranties set forth in Article III.

          (O) KEY MAN LIFE INSURANCE. Obtain and maintain, with financially sound and reputable insurance company, term life insurance on the life of Richard Domaleski, in the amount of at least $1,000,000, which proceeds shall be payable to the order of the Company. The Company will not cause or permit any assignment of the proceeds of said policy, and will not borrow against such policy. The Company will add one designee of the Purchaser as a notice party to such policy, and will request that the issuer of such policy provide such designee with ten (10) days' notice before such policy is terminated (for failure to pay premium or otherwise) or assigned, or before any change is made in the designation of the beneficiary thereof.

          (P) ATTENDANCE AT BOARD MEETINGS. The Company shall permit the Purchaser or its designee to have one non-voting observer attend each meeting of its Board of Directors and each meeting of any committee thereof and to participate in all discussions during each such meeting. The Company shall send to the Purchaser and such designee the notice of the time and place of such meeting in the same manner and at the same time as it shall send such notice to its directors or committee members, as the case may be. The Company shall also provide to the Purchaser copies of all notices, reports, minutes and consents at the time and in the manner as they are provided to the Board of Directors or committee. The Company may exclude such observer from any such meeting and may withhold any such information otherwise required to be disclosed hereunder if the Company believes, upon the advice of counsel, such exclusion or withholding is reasonably necessary to preserve the attorney-client privilege.

          (Q) COMPENSATION. The Company shall pay to its senior management or senior management of any Subsidiary compensation at a rate of compensation which is not in excess of that commonly paid to senior management in companies of similar size, of similar maturity and in similar businesses and all senior management compensation and all policies relating thereto shall be approved in advance by a majority of the members of that Company's Board of Directors, or its compensation committee, as may be in place from time to time.

     4.02. NEGATIVE COVENANTS OF THE COMPANY. Without limiting any other covenants and provisions hereof, the Company covenants and agrees that, as long as any of the Notes or Warrants are outstanding, it will comply with and observe the following covenants and provisions, and will cause each Subsidiary to comply with and observe such of the following covenants and provisions as are applicable to such Subsidiary, and will not:

          (A) LIENS. Create, incur, assume or suffer to exist, or permit any Subsidiary to create, incur, assume or suffer to exist, any mortgage, deed of trust, pledge, lien, security interest or other charge or encumbrance (including the lien or retained security title of a conditional vendor) of any nature, upon or with respect to any of its properties, now owned or hereinafter acquired, or assign or otherwise convey any right to receive income, except that the foregoing restrictions shall not apply to mortgages, deeds of trust, pledges, liens, security interests or other charges or encumbrances:

               (i) for taxes, assessments or governmental charges or levies on property of the Company or any Subsidiary if the same shall not at the time be delinquent or thereafter can be paid without penalty, or are being contested in good faith and by appropriate proceedings;

               (ii) imposed by law, such as carriers', warehousemen's and mechanics' liens and other similar liens arising in the ordinary course of business;

               (iii) arising out of pledges or deposits under workmen's compensation laws, unemployment insurance, old age pensions, or other social security or retirement benefits, or similar legislation;

               (iv) securing the performance of bids, tenders, contracts (other than for the repayment of borrowed money), statutory obligations and surety bonds;

               (v) in the nature of zoning restrictions, easements and rights or restrictions of record on the use of real property which do not materially detract from its value or impair its use;

               (vi) arising by operation of law in favor of the owner or sublessor of leased premises and confined to the property rented;

               (vii) arising from any litigation or proceeding which is being contested in good faith by appropriate proceedings, provided, however, that no execution or levy has been made;

               (viii) described in Exhibit 3.07 which secure the Indebtedness set forth in Exhibit 3.05, provided that no such lien is extended to cover other or different property of the Company or any Subsidiary;

               (ix) arising out of a purchase money mortgage or security interest on personal property to secure the purchase price of such property (or to secure Indebtedness incurred solely for the purpose of financing the acquisition of any such property), provided that such purchase money mortgage or security interest does not extend to any other or different property of the Company or any Subsidiary;

               (x) securing judgments not to exceed $25,000 in the aggregate;

               (xi) arising out of letters of credit up to a maximum amount of $50,000 in the aggregate;

               (xii) arising from Senior Debt obligations of the Company; and

               (xiii) relating to any refinancing, extensions or renewals of the above.

          (B) INDEBTEDNESS. Create, incur, assume or suffer to exist, or permit any Subsidiary to create, incur, assume or suffer to exist, any liability with respect to Indebtedness except for:

               (i) the Notes;

               (ii) Indebtedness for money borrowed (including without limitation all Senior Debt), provided that such Indebtedness for money borrowed does not result in the Company's failure to comply with all of the provisions of Article IV hereof;

               (iii) Current Liabilities, other than for borrowed money, which are incurred in the ordinary course of business;

               (iv) Indebtedness with respect to lease obligations, provided that such lease obligations do not violate subsection 4.02(c);

               (v) Indebtedness secured by permitted liens under Section 4.02(a); and

               (vi) Extensions, refinancings, modifications, amendments and restatements of any items of listed in (i) through (v) above, provided that the principal amount thereof is not increased or the terms thereof are not modified to impose more burdensome terms upon the Company or its Subsidiary, as the case may be.

          (C) LEASE OBLIGATIONS. Create, incur, assume or suffer to exist, or permit any Subsidiary to create, incur, assume or suffer to exist, any obligations as lessee for the rental or hire of real or personal property in connection with any sale and leaseback transaction.

          (D) ASSUMPTIONS OR GUARANTIES OF INDEBTEDNESS OF OTHER PERSONS. Assume, guarantee, endorse or otherwise become directly or contingently liable on, or permit any Subsidiary to assume, guarantee, endorse or otherwise become directly or contingently liable on (including, without limitation, liability by way of agreement, contingent or otherwise, to purchase, to provide funds for payment, to supply funds to or otherwise invest in the debtor or otherwise to assure the creditor against loss) any Indebtedness of any other Person, except for guaranties by endorsement of negotiable instruments for deposit or collection in the ordinary course of business.

          (E) MERGERS, SALE OF ASSETS, ETC. Merge or consolidate with, or sell, assign, lease or otherwise dispose of or voluntarily part with the control of (whether in one transaction or in a series of transactions) all or substantially all of its assets (whether now owned or hereinafter acquired) or sell, assign or otherwise dispose of (whether in one transaction or in a series of transactions) any of its accounts receivable (whether now in existence or hereinafter created) at a discount or with recourse, to, any Person (provided that it may settle in its sole discretion any customer accounts receivable with such customer), or permit any Subsidiary to do any of the foregoing, except for sales or other dispositions of assets in the ordinary course of business and except that (1) any Subsidiary may merge into or consolidate with or transfer assets to any other Subsidiary, (2) any Subsidiary may merge into or transfer assets to the Company, and (3) the Company may merge any Person into it or otherwise acquire such Person as long as the Company is the surviving entity, such merger or acquisition does not result in the violation of any of the provisions of this Agreement and no such violation exists at the time of such merger or acquisition, and, provided that such merger or acquisition does not result in the issuance (in one or more transactions) of shares of the voting stock of the Company representing in the aggregate more than twenty percent (20%) of the total outstanding voting stock of the Company, on a fully diluted basis, immediately following the issuance thereof; unless simultaneously with such transaction, the Company repays the outstanding principal, interest and premium on all of the Notes.

          (F) INVESTMENTS IN OTHER PERSONS. Make or permit any Subsidiary to make, any loan or advance to any person, or purchase, otherwise acquire, or permit any Subsidiary to purchase or otherwise acquire, the capital stock, assets comprising the business of, obligations of, or any interest in, any Person, except:

               (i) investments by the Company or a Subsidiary in evidences of indebtedness issued or fully guaranteed by the United States of America and having a maturity of not more than one year from the date of acquisition;

               (ii) investments by the Company or a Subsidiary in certificates of deposit, notes, acceptances and repurchase agreements having a maturity of not more than one year from the date of acquisition issued by a bank organized in the United States having capital, surplus and undivided profits of at least $100,000,000 and whose parent holding company has long-term debt rated Aa1 or higher, and whose commercial paper (if rated) is rated Prime 1, by Moody's Investors Service, Inc.;

               (iii) investments by the Company or a Subsidiary in the highest-rated commercial paper having a maturity of not more than one year from the date of acquisition; and

               (iv) loans or advances from a Subsidiary to the Company.

          (G) DISTRIBUTIONS. Declare or pay any dividends, purchase, redeem, retire, or otherwise acquire for value any of its capital stock (or rights, options or warrants to purchase such shares) now or hereafter outstanding, return any capital to its stockholders as such, or make any distribution of assets to its stockholders as such, or permit any Subsidiary to do any of the foregoing (such transactions being hereinafter referred to as "Distributions"), except that the Subsidiaries may declare and make payment of cash and stock dividends, return capital and make distributions of assets to the Company; provided, however, that nothing herein contained shall prevent the Company from:

               (i) effecting a stock split or declaring or paying any dividend consisting of shares of any class of capital stock to the holders of shares of such class of capital stock,

               (ii) redeeming any stock of a deceased stockholder out of insurance held by the Company on that stockholder's life, or

               (iii) repurchase any shares of its Common Stock from former employees or service providers to the Company in connection with their termination of service to the Company; provided, however, that the repurchase price shall not exceed the purchase price paid to the Company for the purchase of such shares, if in the case of any such transaction there does not exist at the time of such Distribution an Event of Default or an event which, but for the requirement that notice be given or time elapse or both, would constitute an Event of Default and provided that such Distribution can be made in compliance with the other terms of this Agreement.

          (H) DEALINGS WITH AFFILIATES. Enter or permit any Subsidiary to enter into any transaction with any holder of 5% or more of any class of capital stock of the Company, or any member of their families or any corporation or other entity in which any one or more of such stockholders or members of their immediate families directly or indirectly holds five percent (5%) or more of any class of capital stock except in the ordinary course of business and on terms not less favorable to the Company or the Subsidiary than it would obtain in a transaction between unrelated parties.

          (I) MAINTENANCE OF OWNERSHIP OF SUBSIDIARIES. Sell or otherwise dispose of any shares of capital stock of any Subsidiary, except to the Company or another Subsidiary, or permit any Subsidiary to issue, sell or otherwise dispose of any shares of its capital stock or the capital stock of any Subsidiary, except to the Company or another Subsidiary, provided, however, that nothing herein contained shall prevent any merger, consolidation or transfer of assets permitted by subsection 4.02(e).

          (J) CHANGE IN NATURE OF BUSINESS. Make, or permit any Subsidiary to make, any material change in the nature of its business as carried on at the date hereof.

     4.03. REPORTING REQUIREMENTS. The Company will furnish to each registered holder of any Note or at least 50,000 shares of Common Stock issued upon exercise of any Warrant hereunder (or a Warrant issued hereunder to purchase at least such number of shares) until such time as the Company shall be subject to the reporting requirements of the Exchange Act or the reporting requirements of a company having securities trading on any of the Alternative Investment Market
(AIM) in London, the Canadian CNQ stock exchange or the Toronto TSX Venture stock exchange):

          (A) as soon as possible and in any event within five (5) days after the occurrence of each Event of Default or each event which, with the giving of notice or lapse of time or both, would constitute an Event of Default, the statement of the chief financial officer of the Company setting forth details of such Event of Default or event and the action which the Company proposes to take with respect thereto;

          (B) as soon as available and in any event within forty-five (45) days after the end of each of the first three quarters of each fiscal year of the Company, consolidated and consolidating balance sheets of the Company and its Subsidiaries as of the end of such quarter and consolidated and consolidating statements of income and retained earnings and of changes in financial position of the Company and its Subsidiaries for the period commencing at the end of the previous fiscal year and ending with the end of such quarter, setting forth in each case in comparative form the corresponding figures for the corresponding period of the preceding fiscal year, all in reasonable detail and duly certified (subject to year-end audit adjustments) by the chief financial officer of the Company as having been prepared in accordance with generally accepted accounting principles consistently applied;

          (C) as soon as available and in any event within one hundred twenty
(120) days after the end of each fiscal year of the Company, a copy of the annual audit report for such year for the Company and its Subsidiaries, including therein consolidated and consolidating balance sheets of the Company and its Subsidiaries as of the end of such fiscal year and consolidated statements of income and retained earnings and of changes in financial position of the Company and its Subsidiaries for such fiscal year, setting forth in each case in comparative form the corresponding figures for the preceding fiscal year, all duly certified by independent public accountants of recognized standing reasonably acceptable to the Purchaser;

          (D) at the time of delivery of each quarterly and annual statement, a certificate, executed by the chief financial officer, stating that such officer has caused this Agreement, the Notes, and the Warrants to be reviewed and has no knowledge of any default by the Company or any Subsidiary in the performance or observance of any of the provisions of this Agreement, the Notes or the Warrants or, if such officer or accountant has such knowledge, specifying such default and the nature thereof. Each such certificate shall set forth computations in reasonable detail demonstrating compliance with the provisions of subsections 4.01(j) and
(k) and subsections 4.02(b) and (c);

          (E) promptly upon receipt thereof, any written report submitted to the Company by independent public accountants in connection with an annual or interim audit of the books of the Company and its Subsidiaries made by such accountants;

          (F) prior to the start of each fiscal year, consolidated capital and operating expense budgets, cash flow projections and income and loss projections for the Company and its Subsidiaries in respect of such fiscal year, all itemized in reasonable detail and prepared on a monthly basis, and, promptly after preparation, any revisions to any of the foregoing;

          (G) promptly after the commencement thereof, notice of all actions, suits and proceedings before any court or governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, affecting the Company or any Subsidiary of the type described in Section 3.04; and

          (H) promptly after sending, making available, or filing the same, such reports and financial statements as the Company or any Subsidiary shall send or make available to the stockholders of the Company or the Securities and Exchange Commission and such other information respecting the business, properties or the condition or operations, financial or otherwise, of the Company or any of its Subsidiaries as the Purchaser may from time to time reasonably request.

                                   ARTICLE V

                               REGISTRATION RIGHTS

     5.01. "PIGGY BACK" REGISTRATION. If at any time the Company shall determine to register under the Securities Act (including pursuant to a demand of any stockholder of the Company exercising registration rights) any of its Common Stock of the type which has been or may be issued upon the exercise of the Warrants, other than on Form S-8 or its then equivalent, it shall send to each holder of Registrable Shares, including each holder who has the right to acquire Registrable Shares, written notice of such determination and, if within thirty
(30) days after receipt of such notice, such holder shall so request in writing, the Company shall use its best efforts to include in such registration statement all or any part of the Registrable Shares such holder requests to be registered, except that if, in connection with any offering involving an underwriting of Common Stock to be issued by the Company, the managing underwriter shall impose a limitation on the number of shares of such Common Stock which may be included in any such registration statement because, in its judgment, such limitation is necessary to effect an orderly public distribution, and such limitation is imposed pro rata among the holders of such Common Stock having an incidental ("piggy back") right to include such Common Stock in the registration statement according to the amount of such Common Stock which each holder had requested to be included pursuant to such right, then the Company shall be obligated to include in such registration statement only such limited portion of the Registrable Shares with respect to which such holder has requested inclusion hereunder. The rights set forth in this Section 5.01 shall not be effective in connection with the Company initial public offering of securities under the Securities Act.

     5.02. EFFECTIVENESS. The Company will use its best efforts to maintain the effectiveness for up to nine (9) months of any registration statement pursuant to which any of the Registrable Shares are being offered, and from time to time will amend or supplement such registration statement and the prospectus contained therein as and to the extent necessary to comply with the Securities Act and any applicable state securities statute or regulation. The Company will also provide each holder of Registrable Shares with as many copies of the prospectus contained in any such registration statement as it may reasonably request.

     5.03. INDEMNIFICATION OF HOLDER OF REGISTRABLE SHARES. In the event that the Company registers any of the Registrable Shares under the Securities Act, the Company will indemnify and hold harmless each holder and each underwriter of the Registrable Shares so registered (including any broker or dealer through whom such shares may be sold) and each person, if any, who controls such holder or any such underwriter within the meaning of Section 15 of the Securities Act from and against any and all losses, claims, damages, expenses or liabilities, joint or several, to which they or any of them become subject under the Securities Act or under any other statute or at common law or otherwise, and, except as hereinafter provided, will reimburse each such holder, each such underwriter and each such controlling person, if any, for any legal or other expenses reasonably incurred by them or any of them in connection with investigating or defending any actions whether or not resulting in any liability, insofar as such losses, claims, damages, expenses, liabilities or actions arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the registration statement, in any preliminary or amended preliminary prospectus or in the prospectus (or the registration statement or prospectus as from time to time amended or supplemented by the Company) or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary in order to make the statements therein not misleading or any violation by the Company of any rule or regulation promulgated under the Securities Act applicable to the Company and relating to action or inaction required of the Company in connection with such registration, unless such untrue statement or omission was made in such registration statement, preliminary or amended, preliminary prospectus or prospectus in reliance upon and in conformity with information furnished in writing to the Company in connection therewith by such holder of Registrable Shares, any such underwriter or any such controlling person expressly for use therein. Promptly after receipt by any holder of Registrable Shares, any underwriter or any controlling person, of notice of the commencement of any action in respect of which indemnity may be sought against the Company, such holder of Registrable Shares, or such underwriter or such controlling person, as the case may be, will notify the Company in writing of the commencement thereof, and, subject to the provisions hereinafter stated, the Company shall assume the defense of such action (including the employment of counsel, who shall be counsel satisfactory to such holder of Registrable Shares, such underwriter or such controlling person, as the case may be), and the payment of expenses insofar as such action shall relate to any alleged liability in respect of which indemnity may be sought against the Company. Such holder of Registrable Shares, any such underwriter or any such controlling person shall have the right to employ separate counsel in any such action and to participate in the defense thereof but the fees and expenses of such counsel shall not be at the expense of the Company unless the employment of such counsel has been specifically authorized by the Company. The Company shall not be liable to indemnify any person for any settlement of any such action effected without the Company's consent. The Company shall not, except with the approval of each party being indemnified under this Section 5.03, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to the parties being so indemnified of a release from all liability in respect to such claim or litigation.

     5.04. INDEMNIFICATION OF COMPANY. In the event that the Company registers any of the Registrable Shares under the Securities Act, each holder of the Registrable Shares so registered will indemnify and hold harmless the Company, each of its directors, each of its officers who have signed the registration statement, each underwriter of the Registrable Shares so registered (including any broker or dealer through whom such of the shares may be sold) and each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act from and against any and all losses, claims, damages, expenses or liabilities, joint or several, to which they or any of them may become subject under the Securities Act or under any other statute or at common law or otherwise, and, except as hereinafter provided, will reimburse the Company and each such director, officer, underwriter or controlling person for any legal or other expenses reasonably incurred by them or any of them in connection with investigating or defending any actions whether or not resulting in any liability, insofar as such losses, claims, damages, expenses, liabilities or actions arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the registration statement, in any preliminary or amended preliminary prospectus or in the prospectus (or the registration statement or prospectus as from time to time amended or supplemented) or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary in order to make the statements therein not misleading, but only insofar as any such statement or omission was made in reliance upon and in conformity with information furnished in writing to the Company in connection therewith by such holder of Registrable Shares expressly for use therein; provided, however, that such holder's obligations hereunder shall be limited to an amount equal to the proceeds to such holder of the Registrable Shares sold in such registration. Promptly after receipt of notice of the commencement of any action in respect of which indemnity may be sought against such holder of Registrable Shares, the Company will notify such holder of Registrable Shares in writing of the commencement thereof, and such holder of Registrable Shares shall, subject to the provisions hereinafter stated, assume the defense of such action (including the employment of counsel, who shall be counsel satisfactory to the Company) and the payment of expenses insofar as such action shall relate to the alleged liability in respect of which indemnity may be sought against such holder of Registrable Shares. The Company and each such director, officer, underwriter or controlling person shall have the right to employ separate counsel in any such action and to participate in the defense thereof but the fees and expenses of such counsel shall not be at the expense of such holder of Registrable Shares unless employment of such counsel has been specifically authorized by such holder of Registrable Shares. Such holder of Registrable Shares shall not be liable to indemnify any person for any settlement of any such action effected without such holder's consent.

     5.05. EXCHANGE ACT REGISTRATION. If the Company at any time shall list any of its Common Stock of the type which may be issued upon the exercise of the Warrants on any national securities exchange and shall register such Common Stock under the Exchange Act, the

Company will, at its expense, simultaneously list on such exchange and maintain such listing of, all of the Common Stock from time to time issuable upon exercise of the Warrants. If the Company becomes subject to the reporting requirements of either Section 13 or Section 15(d) of the Exchange Act, the Company will use its best efforts to timely file with the Securities and Exchange Commission such information as the Securities and Exchange Commission may require under either of said Sections; and in such event, the Company shall use its best efforts to take all action as may be required as a condition to the availability of Rule 144 under the Securities Act (or any successor exemptive rule hereinafter in effect) with respect to such Common Stock. The Company shall furnish to any holder of Registrable Shares forthwith upon request (i) a written statement by the Company as to its compliance with the reporting requirements of Rule 144, (ii) a copy of the most recent annual or quarterly report of the Company as filed with the Securities and Exchange Commission, and (iii) such other reports and documents as a holder may reasonably request in availing itself of any rule or regulation of the Securities and Exchange Commission allowing a holder to sell any such Registrable Securities without registration.

     5.06. DAMAGES. The Company recognizes and agrees that the holder of Registrable Shares will not have an adequate remedy if the Company fails to comply with this Article V and that damages will not be readily ascertainable, and the Company expressly agrees that, in the event of such failure, it shall not oppose an application by the holder of Registrable Shares or any other person entitled to the benefits of this Article V requiring specific performance of any and all provisions hereof or enjoining the Company from continuing to commit any such breach of this Article V.

     5.07. FURTHER OBLIGATIONS OF THE COMPANY. Whenever under the preceding Sections of this Article V, the Company is required hereunder to register Registrable Shares, it agrees that it shall also do the following:

          (A) Furnish to each selling holder such copies of each preliminary and final prospectus and such other documents as said holder may reasonably request to facilitate the public offering of its Registrable Shares;

          (B) Use its best efforts to register or qualify the Registrable Shares covered by said registration statement under the applicable securities or "blue sky" laws of such jurisdictions as any selling holder may reasonably request; provided, however, that the Company shall not be obligated to qualify to do business in any jurisdiction where it is not then so qualified or to take any action which would subject it to the service of process in suits other than those arising out of the offer or sale of the securities covered by the registration statement in any jurisdiction where it is not then so subject;

          (C) Furnish to each selling holder a signed counterpart copy of

               (i) an opinion of counsel for the Company to the Company, dated the effective date of the registration statement, and

               (ii) "comfort" letters to the Company signed by the Company's independent public accountants who have examined and reported on the Company's financial statements included in the registration statement, to the extent permitted by the standards of the American Institute of Certified Public Accountants,

covering substantially the same matters with respect to the registration statement (and the prospectus included therein) and (in the case of the accountants' "comfort" letters) with respect to events subsequent to the date of the financial statements, as are customarily covered in opinions of issuer's counsel and in accountants' "comfort" letters delivered to the underwriters in underwritten public offerings of securities, to the extent that the Company is required to deliver or cause the delivery of such opinion or "comfort" letters to the underwriters in an underwritten public offering of securities;

          (D) Permit each selling holder or his counsel or other representatives to inspect and copy such corporate documents and records as may reasonably be requested by them;

          (E) Furnish to each selling holder a copy of all documents filed and all correspondence from or to the Securities and Exchange Commission in connection with any such offering; and

          (F) Use its best efforts to insure the obtaining of all necessary approvals from the National Association of Securities Dealers, Inc.

     5.08. EXPENSES. In the case of a registration under Section 5.01, the Company shall bear all costs and expenses of each such registration, including, but not limited to, printing, legal and accounting expenses, Securities and Exchange Commission filing fees and "blue sky" fees and expenses; provided, however, that the Company shall have no obligation to pay or otherwise bear (i) any portion of the fees or disbursements of more than one counsel for the selling holders of Registrable Shares in connection with the registration of their Registrable Shares, or (ii) any portion of the underwriters' commissions or discounts attributable to the Registrable Shares being offered and sold by the holders of Registrable Shares.

                                   ARTICLE VI

                                EVENTS OF DEFAULT

     6.01. EVENTS OF DEFAULT. If any of the following events ("Events of Default") shall occur and be continuing:

          (A) The Company shall fail to pay any installment of principal of any of the Notes when due and such failure shall continue for five (5) business days; or

          (B) The Company shall fail to pay any interest or premium on any of the Notes when due and such failure shall continue for five (5) business days; or

          (C) The Company shall default in the performance of any covenant contained in subsections 4.01(j) or (k) or shall default for ten (10) days in the performance of any covenant contained in Section 4.02, which default is not cured within thirty (30) days; or

          (D) Any representation or warranty made by the Company or any Subsidiary in this Agreement or by the Company or any Subsidiary (or any officers of the Company or any Subsidiary) in any certificate or instrument delivered pursuant to this Agreement, shall prove to have been incorrect when made in any material respect; or

          (E) The Company or any Subsidiary shall fail to perform or observe any other term, covenant or agreement contained in this Agreement, the Notes or the Warrants on its part to be performed or observed and any such failure remains unremedied for twenty-five (25) business days after written notice thereof shall have been given to the Company by the registered holders of at least fifty percent (50%) of the principal amount of the Notes then outstanding; or

          (F) The Company or any Subsidiary shall fail to pay any Indebtedness for borrowed money (other than as evidenced by the Notes) owing by the Company or such Subsidiary (as the case may be), or any interest or premium thereon, when due (or, if permitted by the terms of the relevant document, within any applicable grace period), whether such Indebtedness shall become due by scheduled maturity, by required prepayment, by acceleration, by demand or otherwise, or shall fail to perform any term, covenant or agreement on its part to be performed under any agreement or instrument (other than this Agreement or the Notes) evidencing or securing or relating to any Indebtedness owing by the Company or any Subsidiary, as the case may be, when required to be performed (or, if permitted by the terms of the relevant document, within any applicable grace period), if the effect of such failure to pay or perform is to accelerate, or to permit the holder or holders of such Indebtedness, or the trustee or trustees under any such agreement or instrument to accelerate, the maturity of such Indebtedness, unless such failure to pay or perform shall be waived by the holder or holders of such Indebtedness or such trustee or trustees; or

          (G) The Company or any Subsidiary shall (i) admit in writing its inability to pay its debts generally as they become due; (ii) commence a voluntary case under Title 11 of the United States Code as from time to time in effect, or by its authorizing, by appropriate proceedings of its Board of Directors or other governing body, the commencement of such a voluntary case;
(iii) file an answer or other pleading admitting or fail to deny the material allegations of a petition filed against it commencing an involuntary case under said Title 11, or seek, consent to or acquiesce in the relief therein provided, or fail to controvert timely the material allegations of any such petition; (iv) have entered against it an order for relief in any involuntary case commenced under said Title 11; (v) seek relief as a debtor under any applicable law, other than said Title 11, of any jurisdiction relating to the liquidation or reorganization of debtors or to the modification or alteration of the rights of creditors, or consent to or acquiesce in such relief; (vi) have entered against it an order by a court of competent jurisdiction (a) finding it to be bankrupt or insolvent, (b) ordering or approving its liquidation, reorganization or any modification or alteration of the rights of its creditors, or (c) assuming custody of, or appointing a receiver or other custodian for, all or a substantial part of its property; or (vii) make an assignment for the benefit of, or enter into a composition with, its creditors, or appoint or consent to the appointment of a receiver or other custodian for all or a substantial part of its property; or

          (H) Any judgment, writ, warrant of attachment or execution or similar process shall be issued or levied against all or substantially all of the property of the Company or any

Subsidiary and such judgment, writ, or similar process shall not be released, vacated or fully bonded within (60) days after its issue or levy; or

          (I) Any acquisition, reorganization, business combination, transfer, sale of capital stock or other transaction or series of transactions, in which the stockholders of the Company prior to such acquisition, reorganization, business combination, sale of capital stock or other transaction or series of transactions own less that fifty percent (50%) of the voting securities outstanding after such transaction (a "Change of Control");

then, and in any such event, the Purchaser or any other holder of the Notes may, by notice to the Company, declare the entire unpaid principal amount of the Notes, all interest accrued and unpaid thereon and all other amounts payable under this Agreement to be forthwith due and payable, whereupon the Notes, all such accrued interest and all such amounts shall become and be forthwith due and payable (unless there shall have occurred an Event of Default under subsection 6.01(g) in which case all such amounts shall automatically become due and payable), without presentment, demand, protest or further notice of any kind, all of which are hereby expressly waived by the Company.

     6.02. ANNULMENT OF DEFAULTS. Section 6.01 is subject to the condition that, if at any time after the principal of any of the Notes shall have become due and payable, and before any judgment or decree for the payment of the moneys so due, or any thereof, shall have been entered, all arrears of interest upon all the Notes and all other sums payable under the Notes and under this Agreement (except the principal of the Notes which by such declaration shall have become payable) shall have been duly paid, and every other default and Event of Default shall have been made good or cured, then and in every such case the holders of fifty percent (50%) or more in principal amount of all Notes then outstanding may, by written instrument filed with the Company, rescind and annul such declaration and its consequences; but no such rescission or annulment shall extend to or affect any subsequent default or Event of Default or impair any right consequent thereon.

                                   ARTICLE VII

                        DEFINITIONS AND ACCOUNTING TERMS

     7.01. CERTAIN DEFINED TERMS. As used in this Agreement, the following terms shall have the following meanings (such meanings to be equally applicable to both the singular and plural forms of the terms defined):

     "Agreement" means this Note and Warrant Purchase Agreement as from time to time amended and in effect between the parties.

     "Capital Resource Company Act" shall have the meaning assigned to that term in Section 1.12.

     "Change of Control" shall have the meaning assigned to that term in Section 6.01(i).

     "Code" shall have the meaning assigned to that term in Section 4.01(i).

     "Company" means and shall include World Energy Solutions, Inc. and its successors and assigns.

     "Common Stock" includes the Company's Voting Common Stock, $0.0001 par value per share, as authorized on the date of this Agreement and any other securities into which or for which any of such Voting Common Stock may be converted or exchanged pursuant to a plan of recapitalization, reorganization, merger, sale of assets or otherwise.

     "Consolidated" and "consolidating" when used with reference to any term defined herein mean that term as applied to the accounts of the Company and its Subsidiaries consolidated in accordance with generally accepted accounting principles.

     "Consolidated Net Earnings Available for Interest Charges" means, for any period, Consolidated Net Income for such period plus (a) interest paid or accrued by the Company and its Subsidiaries with respect to all Indebtedness for such period and (b) income and excess profit taxes for such period and all other taxes for such period which are imposed on or measured by income after deduction of interest charges.

     "Consolidated Net Income" means, for any period, the net income (or net deficit) of the Company and its Subsidiaries for such period, after all expenses, taxes and other proper charges, determined in accordance with generally accepted accounting principles eliminating (i) all intercompany items,
(ii) all earnings attributable to equity interests in Persons that are not Subsidiaries unless actually received by the Company or its Subsidiaries, (iii) all income arising from the forgiveness, adjustment or negotiated settlement of any Indebtedness, and (iv) any increase or decrease of income arising from any change in the method of accounting for any item from that employed in the preparation of the financial statements attached hereto as Exhibit 3.08.

     "Consolidated Net Worth" means, at any dates, the sum of (a) the par value of all of the stock of the Company issued and outstanding, (b) the amount of any additional paid-in-capital, and (c)

               (i) the positive retained earnings, if any, of the Company and its Subsidiaries, or

               (ii) less, the amount of any deficit in the retained earnings of the Company and its Subsidiaries as the same appears on a consolidated balance sheet of the Company and its Subsidiaries prepared in accordance with generally accepted accounting principles consistently applied as of such date, after eliminating all intercompany items and all amounts properly attributable to (1) any write-up in the book value of any asset resulting from a revaluation thereof after the date of this Agreement; (2) the amount of any intangible assets including patents, trademarks, unamortized debt discount and expense, goodwill, covenants and agreements and the excess of the purchase price paid for assets or stock acquired over the value assigned thereto on the books of the Company or of the Subsidiary which shall have acquired the same; (3) earnings attributable to any other Person unless actually received by the Company or its Subsidiaries; and
(4) changes in the method of accounting.

     "Current Assets" means all assets of any corporation which would, in accordance with generally accepted accounting principles consistently applied, be classified as current assets of a corporation conducting a business the same as or similar to that of such corporation, excluding, however, (1) any assets which have been pledged, assigned, mortgaged, hypothecated or otherwise voluntarily encumbered other than as permitted by the terms of this Agreement to secure any Indebtedness which is not included in Current Liabilities and (2) any receivables uncollected after sixty (60) days from the invoice date.

     "Current Liabilities" means all liabilities of any corporation which would, in accordance with generally accepted accounting principles consistently applied, be classified as current liabilities of a corporation conducting a business the same as or similar to that of such corporation, including, without limitation, all rental payments due under leases required to be capitalized in accordance with applicable Statements of Financial Accounting Standards and fixed prepayments of, and sinking fund payments with respect to, Indebtedness (including Indebtedness evidenced by the Notes), which payments are required to be made within one year from the date of determination.

     "Distribution" shall have the meaning assigned to that term in Section 4.02(g).

     "ERISA" shall have the meaning assigned to that term in Section 3.10.

     "Events of Default" shall have the meaning assigned to that term in Section 6.01.

     "Exchange Act" means the Securities Exchange Act of 1934 or any similar federal statute, and the rules and regulations of the Securities and Exchange Commission (or of any other Federal Agency then administering the Exchange Act) thereunder, all as the same shall be in effect at the time.

     "Government Contract" shall have the meaning assigned to that in Section 3.14.

     "Indebtedness" means all obligations, contingent and otherwise, which should, in accordance with generally accepted accounting principles consistently applied, be classified upon the obligor's balance sheet as liabilities, but in any event including, without limitation, liabilities secured by any mortgage on property owned or acquired subject to such mortgage, whether or not the liability secured thereby shall have been assumed, and also including, without limitation, (i) all guaranties, endorsements and other contingent obligations, in respect of Indebtedness of others, whether or not the same are or should be so reflected in said balance sheet, except guaranties by endorsement of negotiable instruments for deposit or collection or similar transactions in the ordinary course of business and (ii) the present value of any lease payments due under leases required to be capitalized in accordance with applicable Statements of Financial Accounting Standards, determined in accordance with applicable Statements of Financial Accounting Standards.

     "Interest Charges" means the interest expense of the Company and its Subsidiaries on Indebtedness (including the current portion thereof).

     "Knowledge" means the actual knowledge of the Company Chief Executive Officer or Chief Operating Officer.

     "Notes" shall have the meaning assigned to that term in Section 1.01.

     "Person" means an individual, corporation, partnership, joint venture, trust, or unincorporated organization, or a government or any agency or political subdivision thereof.

     "Purchaser" means and shall include not only the Massachusetts Capital Resource Company but also any other holder or holders of any of the Notes or Warrants.

     "Registrable Shares" means and shall include the shares of Common Stock issued and issuable upon exercise of the Warrants.

     "Securities Act" means the Securities Act of 1933 or any similar Federal statute, and the rules and regulations of the Securities and Exchange Commission (or of any other Federal agency then administering the Securities Act) thereunder, all as the same shall be in effect at the time.

     "Senior Debt" shall have the meaning assigned to that term in Section 1.10(h).

     "Subsidiary" or "Subsidiaries" means any corporation or trust of which the Company and/or any of its other Subsidiaries (as herein defined) directly or indirectly owns at the time all of the outstanding shares of every class of such corporation or trust other than directors' qualifying shares.

     "Warrants" shall have the meaning assigned to that term in Section 1.02.

     7.02. ACCOUNTING TERMS. All accounting terms not specifically defined herein shall be construed in accordance with generally accepted accounting principles consistent with those applied in preparation of the financial statements attached hereto as Exhibit 3.08, and all financial data submitted pursuant to this Agreement and all financial tests to be calculated in accordance with this Agreement shall be prepared and calculated in accordance with such principles.

                                  ARTICLE VIII

                                  MISCELLANEOUS

     8.01. NO WAIVER; CUMULATIVE REMEDIES. No failure or delay on the part of the Purchaser, or any other holder of the Notes or Warrants in exercising any right, power or remedy hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any such right, power or remedy preclude any other or further exercise thereof or the exercise of any other right, power or remedy hereunder. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

     8.02. AMENDMENTS, WAIVERS AND CONSENTS. Any provision in this Agreement, the Notes or the Warrants to the contrary notwithstanding, changes in or additions to this Agreement may be made, and compliance with any covenant or provision herein or therein set forth may be omitted or waived, if the Company
(i) shall, in the case of the Notes, obtain consent thereto in writing from the holder or holders of at least fifty percent (50%) in principal amount of all Notes then outstanding, and (ii) shall, in the case of the Warrants, obtain the consent thereto in writing from the holder or holders of at least fifty percent (50%) of the Common Stock issued and issuable upon exercise of the Warrants; provided that no such consent shall be effective to reduce or to postpone the date fixed for the payment of the principal (including any required redemption) or interest payable on any Note, without the consent of the holder thereof, or to reduce the percentage of the Notes and Warrants the consent of the holders of which is required under this Section. Any waiver or consent may be given subject to satisfaction of conditions stated therein and any waiver or consent shall be effective only in the specific instance and for the specific purpose for which given. Written notice of any waiver or consent effected under this subsection shall promptly be delivered by the Company to any holders who did not execute the same.

     8.03. ADDRESSES FOR NOTICES, ETC. All notices, requests, demands and other communications provided for hereunder shall be in writing (including telegraphic communication) and mailed or telegraphed or delivered to the applicable party at the addresses indicated below:

     If to the Company:

          World Energy Solutions, Inc.
          446 Main Street
          Worcester, MA 01608
          Attention: Chief Executive Officer

     If to the Purchaser:

          Payments should be mailed to:
          Massachusetts Capital Resource Company
          P.O. Box 3707
          Boston, Massachusetts 02241

          and all other deliveries and other communications made at or sent to:

          Massachusetts Capital Resource Company
          420 Boylston Street
          Boston, Massachusetts 02116
          Attention: President

     If to any other holder of the Notes or Warrants: at such holder's address for notice as set forth in the register maintained by the Company, or, as to each of the foregoing, at such other address as shall be designated by such Person in a written notice to the other party complying as to delivery with the terms of this Section. All such notices, requests, demands and other communications shall, when mailed or telegraphed, respectively, be effective when deposited in the mails or delivered to the telegraph company, respectively, addressed as aforesaid.

     8.04. COSTS, EXPENSES AND TAXES. The Company agrees to pay on demand the reasonable fees and out-of-pocket expenses of George W. Thibeault, Esq., counsel for the

Purchaser in connection with the preparation, execution and delivery of this Agreement, the Notes, the Warrants and other instruments and documents to be delivered hereunder, as well as the reasonable fees and out-of-pocket expenses of legal counsel, independent public accountants and other outside experts reasonably retained by the Purchaser in connection with the enforcement of this Agreement, the Notes, the Warrants and other instruments and documents to be delivered hereunder or thereunder.

     8.05. BINDING EFFECT; ASSIGNMENT. This Agreement shall be binding upon and inure to the benefit of the Company and the Purchaser and their respective successors and assigns, except that the Company shall not have the right to assign its rights hereunder or any interest herein without the prior written consent of the Purchaser.

     8.06. SURVIVAL OF REPRESENTATIONS AND WARRANTIES. All representations and warranties made in this Agreement, the Notes, the Warrants or any other instrument or document delivered in connection herewith or therewith, shall survive the execution and delivery hereof or thereof and the making of the loans.

     8.07. PRIOR AGREEMENTS. This Agreement constitutes the entire agreement between the parties and supersedes any prior understandings or agreements concerning the subject matter hereof.

     8.08. SEVERABILITY. The invalidity or unenforceability of any provision hereof shall in no way affect the validity or enforceability of any other provision.

     8.09. GOVERNING LAW. This Agreement shall be governed by, and construed in accordance with, the laws of the Commonwealth of Massachusetts.

     8.10. HEADINGS. Article, Section and subsection headings in this Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement for any other purpose.

     8.11. SEALED INSTRUMENT. This Agreement is executed as an instrument under seal.

     8.12. COUNTERPARTS. This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument, and each of the parties hereto may execute this Agreement by signing any such counterpart.

                    BALANCE OF PAGE INTENTIONALLY LEFT BLANK

     8.13. FURTHER ASSURANCES. From and after the date of this Agreement, upon the request of the Purchaser, the Company and each Subsidiary shall execute and deliver such instruments, documents and other writings as may be necessary or desirable to confirm and carry out and to effectuate fully the intent and purposes of this Agreement, the Notes and the Warrants.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                                        WORLD ENERGY SOLUTIONS, INC.


                                        BY /s/ Richard Domaleski
                                           -------------------------------------
                                           RICHARD DOMALESKI, CHIEF EXECUTIVE
                                           OFFICER


                                        MASSACHUSETTS CAPITAL RESOURCE COMPANY


                                        BY /s/ Kenneth J. Lavery
                                           -------------------------------------
                                           KENNETH J. LAVERY, VICE PRESIDENT

             [Signature page to Note and Warrant Purchase Agreement]

                                                                    EXHIBIT 1.01

                          WORLD ENERGY SOLUTIONS, INC.

                           SUBORDINATED NOTE DUE 2013

$2,000,000                                                      November 7, 2005

     For value received, WORLD ENERGY SOLUTIONS, INC., a Delaware corporation (the "Company"), hereby promises to pay to MASSACHUSETTS CAPITAL RESOURCE COMPANY or registered assigns (hereinafter referred to as the "Payee"), on or before June 30, 2013, the principal sum of Two Million Dollars ($2,000,000) or such part thereof as then remains unpaid pursuant to the terms set forth in that certain Note and Warrant Purchase Agreement, dated as of November 7, 2005, between the Company and Massachusetts Capital Resource Company (as the same may be amended from time to time, hereinafter referred to as the "Agreement"), and to pay interest from the date hereof on the whole amount of said principal sum remaining from time to time unpaid at the rate of ten percent (10%) per annum, such interest to be payable quarterly on the last day of March, June, September and December in each year, the first such payment to be due and payable on December 31, 2005, until the whole amount of the principal hereof remaining unpaid shall become due and payable, and to pay interest at the rate of fourteen percent (14%) (so far as the same may be legally enforceable) on all overdue principal (including any overdue required redemption), premium and interest. All or a portion of the principal amount of this Note must be redeemed in the amounts and at the times set forth in Section 1.05 of the Agreement. Principal, premium, if any, and interest shall be payable in lawful money of the United States of America, in immediately available funds, at the principal office of the Payee or at such other place as the legal holder may designate from time to time in writing to the Company. Interest shall be computed on the basis of a 360-day year and a 30-day month.

     This Note is issued pursuant to and is entitled to the benefits of the Agreement, and each holder of this Note, by his acceptance hereof, agrees to be bound by the provisions of the Agreement, including, without limitation, that
(i) this Note is subject to prepayment, in whole or in part, as specified in said Agreement, (ii) the principal of and interest on this Note is subordinated to Senior Debt, as defined in the Agreement and (iii) in case of an Event of Default, as defined in the Agreement, the principal of this Note may become or may be declared due and payable in the manner and with the effect provided in the Agreement.

     As further provided in the Agreement, upon surrender of this Note for transfer or exchange, a new Note or new Notes of the same tenor dated the date to which interest has been paid on the surrender Note and in an aggregate principal amount equal to the unpaid principal amount of the Note so surrendered will be issued to, and registered in the name of, the transferee or transferees. The Company may treat the person in whose name this Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes.

     In case any payment herein provided for shall not be paid when due, the Company promises to pay all cost of collection, including all reasonable attorney's fees.

     This Note shall be governed by, and construed in accordance with, the laws of the Commonwealth of Massachusetts and shall have the effect of a sealed instrument.

     The Company and all endorsers and guarantors of this Note hereby waive presentment, demand, notice of nonpayment, protest and all other demands and notices in connection with the delivery, acceptance, performance or enforcement of this Note.

                                        WORLD ENERGY SOLUTIONS, INC.


                                        BY
                                           -------------------------------------
                                           RICHARD DOMALESKI, CHIEF EXECUTIVE
                                           OFFICER

                                                                    EXHIBIT 1.02

THIS WARRANT AND THE SHARES OF CAPITAL STOCK ISSUED UPON ITS EXERCISE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY APPLICABLE STATE SECURITIES LAWS AND MAY NOT BE SOLD OR TRANSFERRED WITHOUT COMPLIANCE WITH THE REGISTRATION OR QUALIFICATION PROVISIONS OF APPLICABLE FEDERAL AND STATE SECURITIES LAWS OR APPLICABLE EXEMPTIONS THEREFROM

No. W-1 Right to Purchase up to 3,000,000 Shares of Voting Common Stock of World Energy Solutions, Inc.

                          WORLD ENERGY SOLUTIONS, INC.

                      VOTING COMMON STOCK PURCHASE WARRANT

     WORLD ENERGY SOLUTIONS, INC., a Delaware corporation (the "Company"), hereby certifies that, for value received MASSACHUSETTS CAPITAL RESOURCE COMPANY, or assigns, is entitled, subject to the terms set forth below, to purchase from the Company, at a purchase price per share of forty cents ($0.40) (such purchase price per share as adjusted from time to time as herein provided is referred to herein as the "Purchase Price"), at any time or from time to time before 5:00 P.M., Boston time, on June 30, 2013, or such later time as may be specified in Section 19 hereof, (A) 600,000 fully paid and nonassessable shares of Voting Common Stock of the Company, plus (B) an additional 2,400,000 fully paid and nonassessable shares of Voting Common Stock of the Company in the event that the Company shall not, on or before December 31, 2006, consummate one or more underwritten public offering of its Common Stock with aggregate gross proceeds to the Company of at least $5,000,000 and shall not list such Common Stock on a recognized national or regional stock exchange (which shall include without limitation for all purposes of this Agreement any of the Alternative Investment Market (AIM) in London, the Canadian CNQ stock exchange or the Toronto TSX Venture stock exchange. The number and character of such shares of Common Stock and the Purchase Price are subject to adjustment as provided herein.

     This Warrant is one of the Common Stock Purchase Warrants (the "Warrants") evidencing the right to purchase shares of Voting Common Stock of the Company, issued pursuant to a certain Note and Warrant Purchase Agreement (the "Agreement"), dated as of November 7, 2005, between the Company and Massachusetts Capital Resource Company, a copy of which is on file at the principal office of the Company and the holder of this Warrant shall be entitled to all of the benefits of the Agreement, as provided therein.

     As used herein the following terms, unless the context otherwise requires, have the following respective meanings:

               (a) The term "Company" shall include World Energy Solutions, Inc. and any corporation which shall succeed or assume the obligations of the Company hereunder.

               (b) The term "Common Stock" includes the Company's Voting Common Stock, $0.0001 par value per share, as authorized on the date of the Agreement and any other securities into which or for which any of such Common Stock may be converted or exchanged pursuant to a plan of recapitalization, reorganization, merger, sale of assets or otherwise.

               (c) The term "Other Securities" refers to any stock (other than Common Stock) and other securities of the Company or any other person (corporate or otherwise) which the holders of the Warrants at any time shall be entitled to receive, or shall have received, on the exercise of the Warrants, in lieu of or in addition to Common Stock, or which at any time shall be issuable or shall have been issued in exchange for or in replacement of Common Stock or Other Securities pursuant to section 5 or otherwise.

     1.   EXERCISE OF WARRANT.

          1.1. FULL EXERCISE. This Warrant may be exercised in full by the holder hereof by surrender of this Warrant, with the form of subscription at the end hereof duly executed by such holder, to the Company at its principal office, accompanied by payment, in cash or by certified or official bank check payable to the order of the Company, in the amount obtained by multiplying the number of shares of Common Stock for which this Warrant is then exercisable by the Purchase Price then in effect.

          1.2. PARTIAL EXERCISE. This Warrant may be exercised in part by surrender of this Warrant in the manner and at the place provided in subsection
1.1 except that the amount payable by the holder on such partial exercise shall be the amount obtained by multiplying (a) the number of shares of Common Stock designated by the holder in the subscription at the end hereof by (b) the Purchase Price then in effect. On any such partial exercise the Company at its expense will forthwith issue and deliver to or upon the order of the holder hereof a new Warrant or Warrants of like tenor, in the name of the holder hereof or as such holder (upon payment by such holder of any applicable transfer taxes) may request, calling in the aggregate on the face or faces thereof for the number of shares of Common Stock for which such Warrant or Warrants may still be exercised.

          1.3. PAYMENT BY NOTES SURRENDER. Notwithstanding the payment provisions of subsections 1.1 and 1.2, all or part of the payment due upon exercise of this Warrant in full or in part may be made by the surrender by such holder to the Company of any of the Company's Notes issued pursuant to the Agreement and such Notes so surrendered shall be credited against such payment in an amount equal to the principal amount thereof plus premium (if any) and accrued interest to the date of surrender.

          1.4. NET ISSUE ELECTION. The holder hereof may elect to receive, without the payment by such holder of any additional consideration, shares equal to the value of this Warrant or any portion hereof by the surrender of this Warrant or such portion to the Company, with the form of subscription at the end hereof duly executed by such holder, at the office of the Company. Thereupon, the Company shall issue to such holder such number of fully paid and nonassessable shares of Common Stock as is computed using the following formula:

                                   X = Y (A-B)
                                       -------
                                        A

where X = the number of shares to be issued to such holder pursuant to this subsection 1.4.

      Y = the number of shares covered by this Warrant in respect of which the net issue election is made pursuant to this subsection 1.4.

      A = the fair market value of one share of Common Stock, as determined in good faith by the Board of Directors of the Company, as at the time the net issue election is made pursuant to this subsection 1.4.

      B = the Purchase Price in effect under this Warrant at the time the net issue election is made pursuant to this subsection 1.4.

The Board of Directors of the Company shall promptly respond in writing to an inquiry by the holder hereof as to the fair market value of one share of Common Stock.

          1.5. COMPANY ACKNOWLEDGMENT. The Company will, at the time of the exercise of the Warrant, upon the request of the holder hereof acknowledge in writing its continuing obligation to afford to such holder any rights to which such holder shall continue to be entitled after such exercise in accordance with the provisions of this Warrant. If the holder shall fail to make any such request, such failure shall not affect the continuing obligation of the Company to afford to such holder any such rights.

          1.6. TRUSTEE FOR WARRANT HOLDERS. In the event that a bank or trust company shall have been appointed as trustee for the holders of the Warrants pursuant to subsection 4.2, such bank or trust company shall have all the powers and duties of a warrant agent appointed pursuant to section 12 and shall accept, in its own name for the account of the Company or such successor person as may be entitled thereto, all amounts otherwise payable to the Company or such successor, as the case may be, on exercise of this Warrant pursuant to this section 1.

     2. DELIVERY OF STOCK CERTIFICATES, ETC., ON EXERCISE. As soon as practicable after the exercise of this Warrant in full or in part, and in any event within 10 days thereafter, the Company at its expense (including the payment by it of any applicable issue taxes) will cause to be issued in the name of and delivered to the holder hereof, or, subject to Section 14 below, as such holder (upon payment by such holder of any applicable transfer taxes) may direct, a certificate or certificates for the number of fully paid and nonassessable shares of Common Stock (or Other Securities) to which such holder shall be entitled on such exercise, plus, in lieu of any fractional share to which such holder would otherwise be entitled, cash equal to such fraction multiplied by the then current market value of one full share, together with any other stock or other securities and property (including cash, where applicable) to which such holder is entitled upon such exercise pursuant to section 1 or otherwise.

     3. ADJUSTMENT FOR DIVIDENDS IN OTHER STOCK, PROPERTY, ETC.,
RECLASSIFICATION, ETC. In case at any time or from time to time, the holders of Common Stock (or Other Securities) shall have received, or (on or after the record date fixed for the determination of shareholders eligible to receive) shall have become entitled to receive, without payment therefor,

               (a) other or additional stock or other securities or property (other than cash) by way of dividend, or

               (b) any cash (excluding cash dividends payable solely out of earnings or earned surplus of the Company), or

               (c) other or additional stock or other securities or property (including cash) by way of spin-off, split-up, reclassification, recapitalization, combination of shares or similar corporate rearrangement, other than additional shares of Common Stock (or Other Securities) issued as a stock dividend or in a stock-split (adjustments in respect of which are provided for in subsection 5.4), then and in each such case the holder of this Warrant, on the exercise hereof as provided in section 1, shall be entitled to receive the amount of stock and other securities and property (including cash in the cases referred to in subdivisions (b) and (c) of this section 3) which such holder would hold on the date of such exercise if on the date hereof he had been the holder of record of the number of shares of Common Stock called for on the face of this Warrant and had thereafter, during the period from the date hereof to and including the date of such exercise, retained such shares and all such other or additional stock and other securities and property (including cash in the cases referred to in subdivisions (b) and (c) of this section 3) receivable by him as aforesaid during such period, giving effect to all adjustments called for during such period by sections 4 and 5.

     4.   ADJUSTMENT FOR REORGANIZATION, CONSOLIDATION, MERGER, ETC.

          4.1. REORGANIZATIONS, MERGERS, ETC. In case at any time or from time to time, the Company shall (a) effect a reorganization, (b) consolidate with or merge into any other person, or (c) transfer all or substantially all of its properties or assets to any other person under any plan or arrangement contemplating the dissolution of the Company, then, in each such case, the holder of this Warrant, on the exercise hereof as provided in section 1 at any time after the consummation of such reorganization, consolidation or merger or the effective date of such dissolution, as the case may be, shall receive, in lieu of the Common Stock (or Other Securities) issuable on such exercise prior to such consummation or such effective date, the stock and other securities and property (including cash) to which such holder would have been entitled upon such consummation or in connection with such dissolution, as the case may be, if such holder had so exercised this Warrant, immediately prior thereto, all subject to further adjustment thereafter as provided in sections 3 and 5.

          4.2. DISSOLUTION. In the event of any dissolution of the Company following the transfer of all or substantially all of its properties or assets, the Company, prior to such dissolution, shall at its expense deliver or cause to be delivered the stock and other securities and property (including cash, where applicable) receivable by the holders of the Warrants after the effective date of such dissolution pursuant to this section 4 to a bank or trust company having its principal office in Boston, Massachusetts, as trustee for the holder or holders of the Warrants.

          4.3. CONTINUATION OF TERMS. Upon any reorganization, consolidation, merger or transfer (and any dissolution following any transfer) referred to in this section 4, this Warrant shall continue in full force and effect and the terms hereof shall be applicable to the shares of stock and other securities and property receivable on the exercise of this Warrant after the consummation of such reorganization, consolidation or merger or the effective date of dissolution following any such transfer, as the case may be, and shall be binding upon the issuer of any such stock or other securities, including, in the case of any such transfer, the person acquiring all or substantially all of the properties or assets of the Company, whether or not such person shall have expressly assumed the terms of this Warrant as provided in section 6.

     5. ADJUSTMENT FOR ISSUE OR SALE OF COMMON STOCK AT LESS THAN THE PURCHASE PRICE IN EFFECT.

          5.1. GENERAL. If the Company shall at any time or from time to time, issue any additional shares of Common Stock (other than shares of Common Stock excepted from the provisions of this section 5 by subsection 5.4 or 5.5) without consideration or for a net consideration per share less than the Purchase Price in effect immediately prior to such issuance, then, and in each such case: (a) the Purchase Price shall be lowered to an amount determined by multiplying such Purchase Price then in effect by a fraction:

                    (1) the numerator of which shall be (a) the number of shares of Common Stock outstanding (on a fully-diluted, as converted basis, but including only Common Stock (both voting and non-voting), the number of shares of Common Stock into which all outstanding preferred stock of the Company is convertible and all shares issuable pursuant to outstanding options and warrants of the Company which have a conversion price or exercise price equal to or greater than the then Purchase Price) immediately prior to the issuance of such additional shares of Common Stock, plus (b) the number of shares of Common Stock which the net aggregate consideration, if any, received by the Company for the total number of such additional shares of Common Stock so issued would purchase at the Purchase Price in effect immediately prior to such issuance, and

                    (2) the denominator of which shall be (a) the number of shares of Common stock outstanding (on a fully-diluted, as converted basis, but including only Common Stock (both voting and non-voting), the number of shares of Common Stock into which all outstanding preferred stock of the Company is convertible and all shares issuable pursuant to outstanding options and warrants of the Company which have a conversion price or exercise price equal to or greater than the then Purchase Price) immediately prior to the issuance of such additional shares of Common Stock plus (b) the number of such additional shares of Common Stock so issued;

and (b) the holder of this Warrant shall thereafter, on the exercise hereof as provided in section 1, be entitled to receive the number of shares of Common stock determined by multiplying the number of shares of Common Stock which would otherwise (but for the provisions of this subsection 5.1) be issuable on such exercise by the fraction of which (i) the numerator is the Purchase Price which would otherwise (but for the provisions of this subsection 5.1) be in effect, and (ii) the denominator is the Purchase Price in effect on the date of such exercise.

          5.2. DEFINITIONS, ETC. For purposes of this section 5 and of section
7:

                    The issuance of any warrants, options or other subscription or purchase rights with respect to shares of Common Stock and the issuance of any securities convertible into or exchangeable for shares of Common Stock (or the issuance of any warrants, options or any rights with respect to such convertible or exchangeable securities) shall be deemed an issuance at such time of such Common Stock if the Net Consideration Per Share which may be received by the Company for such Common Stock (as hereinafter determined) shall be less than the Purchase Price at the time of such issuance and, except as hereinafter provided, an adjustment in the Purchase Price and the number of shares of Common Stock issuable upon exercise of this Warrant shall be made upon each such issuance in the manner provided in subsection 5.1. Any obligation, agreement or undertaking to issue warrants, options, or other subscription or purchase rights at any time in the future shall be deemed to be an issuance at the time such obligation, agreement or undertaking is made or arises. No adjustment of the Purchase Price and the number of shares of Common Stock issuable upon exercise of this Warrant shall be made under subsection 5.1 upon the issuance of any shares of Common Stock which are issued pursuant to the exercise of any warrants, options or other subscription or purchase rights or pursuant to the exercise of any conversion or exchange rights in any convertible securities if any adjustment shall previously have been made upon the issuance of any such warrants, options or other rights or upon the issuance of any convertible securities (or upon the issuance of any warrants, options or any rights therefor) as above provided. Any adjustment of the Purchase Price and the number of shares of Common Stock issuable upon exercise of this Warrant with respect to this subsection 5.2 which relates to warrants, options or other subscription or purchase rights with respect to shares of Common Stock shall be disregarded if, as, and when all of such warrants, options or other subscription or purchase rights expire or are cancelled without being exercised, so that the Purchase Price effective immediately upon such cancellation or expiration shall be equal to the Purchase Price in effect at the time of the issuance of the expired or cancelled warrants, options or other subscriptions or purchase rights, with such additional adjustments as would have been made to that Purchase Price had the expired or cancelled warrants, options or other subscriptions or purchase rights not been issued. For purposes of this subsection 5.2, the "Net Consideration Per Share" which may be received by the Company shall be determined as follows:

          (A) The "Net Consideration Per Share" shall mean the amount equal to the total amount of consideration, if any, received by the Company for the issuance of such warrants, options, subscriptions, or other purchase rights or convertible or exchangeable securities, plus the minimum amount of consideration, if any, payable to the Company upon exercise or conversion thereof, divided by the aggregate number of shares of Common Stock that would be issued if all such warrants, options, subscriptions, or other purchase rights or convertible or exchangeable securities were exercised, exchanged or converted.

          (B) The "Net Consideration Per Share" which may be received by the Company shall be determined in each instance as of the date of issuance of warrants, options, subscriptions or other purchase rights, or convertible or exchangeable securities without giving effect to any possible future price adjustments or rate adjustments which may be applicable with respect to such warrants, options, subscriptions or other purchase rights or convertible securities.

          For purposes of this section 5, if a part or all of the consideration received by the Company in connection with the issuance of shares of the Common Stock or the issuance of any of the securities described in this section 5, consists of property other than cash, such consideration shall be deemed to have the same value as shall be determined in good faith by the Board of Directors of the Company.

     This subsection 5.2 shall not apply under any of the circumstances described in subsection 5.4.

          5.3. DILUTION IN CASE OF OTHER SECURITIES. In case any Other Securities shall be issued or sold, or shall become subject to issue upon the conversion or exchange of any stock (or Other Securities) of the Company (or any other issuer of Other Securities or any other person referred to in section 4) or to subscription, purchase or other acquisition pursuant to any rights or options granted by the Company (or such other issuer or person), for a consideration per share such as to dilute the purchase rights evidenced by this Warrant, the computations, adjustments and readjustments provided for this section 5 with respect to the Purchase Price and the number of shares of Common Stock issuable upon exercise of this Warrant shall be made as nearly as possible in the manner so provided and applied to determine the amount of Other Securities from time to time receivable on the exercise of the Warrants, so as to protect the holders of the Warrants against the effect of such dilution.

          5.4. EXTRAORDINARY EVENTS. In the event that the Company shall (i) issue additional shares of the Common Stock as a dividend or other distribution on outstanding Common Stock, (ii) subdivide its outstanding shares of Common Stock, or (iii) combine its outstanding shares of the Common Stock into a smaller number of shares of the Common Stock, then, in each such event, the Purchase Price shall, simultaneously with the happening of such event, be adjusted by multiplying the then Purchase Price by a fraction, the numerator of which shall be the number of shares of Common Stock outstanding immediately prior to such event and the denominator of which shall be the number of shares of Common Stock outstanding immediately after such event, and the product so obtained shall thereafter be the Purchase Price then in effect. The Purchase Price, as so adjusted, shall be readjusted in the same manner upon the happening of any successive event or events described herein in this subsection 5.4. The holder of this Warrant shall thereafter, on the exercise hereof as provided in section 1, be entitled to receive that number of shares of Common Stock determined by multiplying the number of shares of Common Stock which would otherwise (but for the provisions of this subsection 5.4) be issuable on such exercise by a fraction of which (i) the numerator is the Purchase Price which would otherwise (but for the provisions of this subsection 5.4) be in effect, and (ii) the denominator is the Purchase Price in effect on the date of such exercise.

          5.5. EXCEPTIONS. The following issuances shall be exempt from this
Section 5:

               (a) shares of capital stock of the Company issued by reason of a dividend, stock split, split-up or other distribution on shares of capital stock of the Company; and

               (b) up to an aggregate of 15,000,000 shares of common stock (voting and/or non-voting) of the Company or options or warrants therefore issued to employees or directors of, or consultants or advisors to, the Company or any of its subsidiaries pursuant to a plan, agreement or arrangement approved by the Board of Directors of the Company; less the 6,792,135 shares which has been issued upon exercise of options granted under that Plan.

     6. NO DILUTION OR IMPAIRMENT. The Company will not, by amendment of its Certificate of Incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of the Warrants, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the holders of the Warrants against impairment.

     7. ACCOUNTANTS' CERTIFICATE AS TO ADJUSTMENTS. In each case of any adjustment or readjustment in the shares of Common Stock (or Other Securities) issuable on the exercise of the Warrants, the Company will compute such adjustment or readjustment in accordance with the terms of the Warrants and prepare a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based, including a statement of (a) the consideration received or receivable by the Company for any additional shares of Common Stock (or Other Securities) issued or sold or deemed to have been issued or sold, (b) the number of shares of Common Stock (or Other Securities) outstanding or deemed to be outstanding, and
(c) the Purchase Price and the number of shares of Common Stock to be received upon exercise of this Warrant, in effect immediately prior to such issue or sale and as adjusted and readjusted as provided in this Warrant. The Company will forthwith mail a copy of each such certificate to each holder of a Warrant, and will, on the written request at any time of any holder of a Warrant, furnish to such holder a like certificate setting forth the Purchase Price at the time in effect and showing how it was calculated.

     8. NOTICES OF RECORD DATE, ETC. In the event of

               (a) any taking by the Company of a record of the holders of any class or securities for the purpose of determining the holders thereof who are entitled to receive any dividend or other distribution, or any right to subscribe for, purchase or otherwise acquire any shares of stock of any class or any other securities or property, or to receive any other right, or

               (b) any capital reorganization of the Company, any reclassification or recapitalization of the capital stock of the Company or any transfer of all or substantially all the assets of the Company to or consolidation or merger of the Company with or into any other person, or

               (c) any voluntary or involuntary dissolution, liquidation or winding-up of the Company, or

               (d) any proposed issue or grant by the Company of any shares of stock of any class or any other securities, or any right or option to subscribe for, purchase or otherwise acquire any shares of stock of any class or any other securities (other than the issue of Common Stock on the exercise of the Warrants), then and in each such event the Company will mail or cause to be mailed to each holder of a Warrant a notice specifying (i) the date on which any such record is to be taken for the purpose of such dividend, distribution or right, and stating the amount and character of such dividend, distribution or right, (ii) the date on which any such reorganization, reclassification, recapitalization, transfer, consolidation, merger, dissolution, liquidation or winding-up is to take place, and the time, if any is to be fixed, as of which the holders of record of Common Stock (or Other Securities) shall be entitled to exchange their shares of Common Stock (or Other Securities) for securities or other property deliverable on such reorganization, reclassification, recapitalization, transfer, consolidation, merger, dissolution, liquidation or winding-up, and (iii) the amount and character of any stock or other securities, or rights or options with respect thereto, proposed to be issued or granted, the date of such proposed issue or grant and the persons or class of persons to whom such proposed issue or grant is to be offered or made. Such notice shall be mailed at least 10 business days prior to the date specified in such notice on which any such action is to be taken.

     9. RESERVATION OF STOCK, ETC., ISSUABLE ON EXERCISE OF WARRANTS. The Company will at all times reserve and keep available, solely for issuance and delivery on the exercise of the Warrants, all shares of Common Stock (or Other Securities) from time to time issuable on the exercise of the Warrants.

     10. EXCHANGE OF WARRANTS. On surrender for exchange of any Warrant, properly endorsed, to the Company, the Company at its expense will issue and deliver to or on the order of the holder thereof a new Warrant or Warrants of like tenor, in the name of such holder or, subject to Section 14 below, as such holder (on payment by such holder of any applicable transfer taxes) may direct, calling in the aggregate on the face or faces thereof for the number of shares of Common Stock called for on the face or faces of the Warrant or Warrants so surrendered.

     11. REPLACEMENT OF WARRANTS. On receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of any Warrant and, in the case of any such loss, theft or destruction of any Warrant, on delivery of an indemnity agreement or security reasonably satisfactory in form and amount to the Company or, in the case of any such mutilation, on surrender and cancellation of such Warrant, the Company at its expense will execute and deliver, in lieu thereof, a new Warrant of like tenor.

     12. WARRANT AGENT. The Company may, by written notice to each holder of a Warrant, appoint an agent having an office in either Boston, Massachusetts or New York, New York for the purpose of issuing Common Stock (or Other Securities) on the exercise of the Warrants pursuant to section 1, exchanging Warrants pursuant to section 10, and replacing Warrants pursuant to section 11, or any of the foregoing, and thereafter any such issuance, exchange or replacement, as the case may be, shall be made at such office by such agent.

     13. REMEDIES. The Company stipulates that the remedies at law of the holder of this Warrant in the event of any default or threatened default by the Company in the performance of or compliance with any of the terms of this Warrant are not and will not be adequate, and that such terms may be specifically enforced by a decree for the specific performance of any agreement contained herein or by an injunction against a violation of any of the terms hereof or otherwise.

     14. NEGOTIABILITY, ETC.

               (a) This Warrant and the shares issued upon exercise hereof shall not be sold or transferred unless either (i) they first shall have been registered under the Securities Act of 1933, as amended (the "Act"), or
     (ii) the Company first shall have been furnished with an opinion of legal counsel of the registered holder, reasonably satisfactory to the Company, to the effect that such sale or transfer is exempt from the registration requirements of the Act.

               (b) Notwithstanding the foregoing, no registration or opinion of counsel shall be required for (i) a transfer by a registered holder which is a corporation to a wholly owned subsidiary of such corporation or to a parent of such corporation, a transfer by a registered holder which is a partnership to a partner of such partnership or a retired partner of such partnership who retires after the date hereof, or to the estate of any such partner or retired partner, or to its nominee or from such nominee to its beneficial owner, if the transferee agrees in writing to be subject to the terms of this Section 14, or (ii) a transfer made in accordance with Rule 144 under the Act.

               (c) Each certificate representing shares issued upon exercise of this Warrant shall bear a legend substantially in the following form:

          "The securities represented by this certificate have not been registered under the Securities Act of 1933, as amended, and may not be offered, sold or otherwise transferred, pledged or hypothecated unless and until such securities are registered under such Act or an opinion of counsel satisfactory to the Company is obtained to the effect that such registration is not required."

The foregoing legend shall be removed from the certificates representing any such shares, at the request of the holder thereof, at such time as they become eligible for resale pursuant to Rule 144(k) under the Act.

               (d) This Warrant is issued upon the following terms, to all of which each holder or owner hereof by the taking hereof consents and agrees that subject to the foregoing:

                    (i) title to this Warrant may be transferred by endorsement (by the holder hereof executing the form of assignment at the end hereof) and delivery in the same manner as in the case of a negotiable instrument transferable by endorsement and delivery;

                    (ii) any person in possession of this Warrant properly endorsed is authorized to represent himself as absolute owner hereof and is empowered to transfer absolute title hereto by endorsement and delivery hereof to a bona fide purchaser hereof for value; each prior taker or owner waives and renounces all of his equities or rights in this Warrant in favor of each such bona fide purchaser, and each such bona fide purchaser shall acquire absolute title hereto and to all rights represented hereby; and

                    (iii) until this Warrant is transferred on the books of the Company, the Company may treat the registered holder hereof as the absolute owner hereof for all purposes, notwithstanding any notice to the contrary.

     15. NOTICES, ETC. All notices and other communications from the Company to the holder of this Warrant shall be mailed by first class registered or certified mail, postage prepaid, at such address as may have been furnished to the Company in writing by such holder or, until any such holder furnishes to the Company an address, then to, and at the address of, the last holder of this Warrant who has so furnished an address to the Company.

     16. LOCK-UP. If requested in writing by the underwriters for the initial underwritten public offering of securities of the Company, the registered holder of this Warrant shall agree to enter into the form of lock-up agreement provided by such underwriters to holders of capital stock of the Company providing that such registered holder shall not sell any shares of capital stock of capital stock of the Company without the consent of such underwriters for a period of not more than 180 days following the effective date of the registration statement relating to such offering; provided, however, that all persons entitled to registration rights with respect to shares of Common Stock, all other persons selling shares of Common Stock in such offering, all persons holding in excess of 5% of the capital stock of the Company on a fully diluted basis and all officers and directors of the Company shall also have agreed not to sell publicly their Common Stock under circumstances and terms no more favorable than those set forth in this Section 16.

     17. The registered holder represents and warrants to the Company as follows:

          (a) Investment. The registered holder is acquiring the Warrant and the shares of Common Stock issuable upon exercise hereof, for its own account for investment and not with a view to, or for sale in connection with, any distribution thereof, nor with any present intention of distributing or selling the same; and the registered holder has no present or contemplated agreement, undertaking, arrangement, obligation, indebtedness or commitment providing for the disposition thereof. The registered holder acknowledges that an investment in this Warrant and the securities acquirable pursuant to this Warrant is speculative and involves a high degree of risk and that a purchase of such securities should only be made by persons who can afford the entire loss of their investment. The registered holder is an "accredited investor" as defined in Rule 501(a) under the Act. The registered holder further understands that this Warrant has not been registered under the Act in reliance upon a specific exemption therefrom, which exemption depends upon, among other things, the bona fide nature of the registered holder's investment intent as expressed herein.

          (b) Authority. The registered holder has full power and authority to enter into and to perform this Agreement in accordance with its terms. Any registered holder that is a corporation, partnership or trust represents that it has not been organized, reorganized or recapitalized specifically for the purpose of investing in the Company.

          (c) Experience. The registered holder has carefully reviewed the representations concerning the Company contained in this Warrant and has made detailed inquiry concerning the Company, its business and its personnel; the officers of the Company have made available to the registered holder any and all written information which it has requested and have answered to such registered holder's satisfaction all inquiries made by the registered holder; and the registered holder has sufficient knowledge and experience in finance and business that it is capable of evaluating the risks and merits of its investment in the Company and the registered holder is able financially to bear the risks thereof.

     18. MISCELLANEOUS. This Warrant and any term hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of such change, waiver, discharge or termination is sought. This Warrant shall be construed and enforced in accordance with and governed by the laws of the Commonwealth of Massachusetts. The headings in this Warrant are for purposes of reference only, and shall not limit or otherwise affect any of the terms hereof. This Warrant is being executed as an instrument under seal. The invalidity or unenforceability of any provision hereof shall in no way affect the validity or enforceability of any other provision.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

     19. EXPIRATION; AUTOMATIC EXERCISE. The right to exercise this Warrant shall expire at 5:00 P.M., Boston time, on the later of (i) June 30, 2013 or
(ii) at such time as all principal and interest on the Notes (as defined in the Agreement) is paid in full. Notwithstanding the foregoing, this Warrant shall automatically be deemed to be exercised in full pursuant to the provisions of subsection 1.4 hereof, without any further action on behalf of the holder hereof, immediately prior to the time this Warrant would otherwise expire pursuant to the preceding sentence.

DATED: NOVEMBER 7, 2005                 WORLD ENERGY SOLUTIONS, INC.


                                        BY
                                           -------------------------------------
                                           RICHARD DOMALESKI, CHIEF EXECUTIVE
                                           OFFICER

                              FORM OF SUBSCRIPTION

                   (To be signed only on exercise of Warrant)

TO WORLD ENERGY SOLUTIONS, INC.

     The undersigned, the holder of the within Warrant, hereby irrevocably elects to exercise this Warrant for, and to purchase thereunder, __________ shares of Common Stock of WORLD ENERGY SOLUTIONS, INC. and herewith makes payment of $__________ therefor, and requests that the certificates for such shares be issued in the name of, and delivered to __________, whose address is
__________.


Dated:                                  ----------------------------------------
       -----------------                (Signature must conform to name of
                                        holder as specified on the face of the
                                        Warrant)

                                        ----------------------------------------
                                        (Address)

                                   ----------

                               FORM OF ASSIGNMENT

                   (To be signed only on transfer of Warrant)

     For value received, the undersigned hereby sells, assigns, and transfers unto __________ the right represented by the within Warrant to purchase __________ shares of Common Stock of WORLD ENERGY SOLUTIONS, INC. to which the within Warrant relates, and appoints ____________________ Attorney to transfer such right on the books of WORLD ENERGY SOLUTIONS, INC. with full power of substitution in the premises.


Dated:  November 7, 2005                ----------------------------------------
                                        (Signature must conform to name of
                                        holder as specified on the face of the
                                        Warrant)

                                        ----------------------------------------
                                        (Address)

Signed in the presence of:


-------------------------------------

                                                                 EXHIBIT 2.02(B)

                          WORLD ENERGY SOLUTIONS, INC.

                     MATTERS TO BE COVERED BY OPINION LETTER

November 7, 2005

Massachusetts Capital Resource Company
420 Boylston Street
Boston, Massachusetts 02116

Ladies and Gentlemen:

We have acted as special counsel to World Energy Solutions, Inc., a Delaware corporation (the "Borrower"), in connection with the preparation, execution and delivery of that certain Note and Warrant Purchase Agreement of even date herewith (the "Agreement") by and between the Borrower and Massachusetts Capital Resource Company (the "Lender"). This opinion is being furnished pursuant to
Section 2.02(b) of the Agreement. Capitalized terms used herein and not defined herein shall have the respective meanings given to such terms in the Agreement. In rendering the opinions expressed below, we have examined:

     a. the Agreement;

     b. the Subordinated Note Due 2013 in the principal amount of $2,000,000 of even date herewith issued by the Borrower to the Lender;

     c. the Common Stock Purchase Warrants of even date herewith issued by the Borrower to the Lender (the "Warrant");

     d. the Borrower's Certificate of Incorporation, certified by the Secretary of State of the State of Delaware (the "Certificate of Incorporation") as of ___________;

     e. a Certificate of the Secretary of the Borrower, dated as of the date hereof (the "Secretary's Certificate"), attesting to (i) true, correct and complete copies of the Certificate of Incorporation, the By-Laws of the Borrower, and certain resolutions of the board of directors of the Borrower, as each of the foregoing is in effect on the date hereof, and (ii) the authorization, incumbency and signatures of certain officers of the Borrower;

     f. a Certificate of the Secretary of State of the State of Delaware, dated as of ___________, 2005, attesting to the legal existence and corporate good standing for the Borrower in the State of Delaware; and

     g. a Certificate of the Secretary of the Commonwealth of the Commonwealth of Massachusetts, dated as of ________, 2005, attesting to the qualification of the Borrower to transact business in the Commonwealth of Massachusetts.

The documents referred to in clauses (a)-(c) above are referred to collectively as the "Credit Documents."

In our examination of the documents described above, we have assumed the genuineness of all signatures, the legal capacity and competence of all individuals, the completeness and accuracy of all corporate records provided to us, the authenticity of all documents submitted to us as originals, the conformity to original documents of all copies of documents submitted to us as copies, and the authenticity of the originals of such latter documents. We have not reviewed the corporate minute books of the Borrower.

In rendering this opinion, we have relied, as to all questions of fact material to this opinion, upon certificates of public officials and officers of the Borrower, upon the representations made to us by one or more officers or employees of the Borrower and upon the representations and warranties of the Borrower and the Lender in the Credit Documents. We have not conducted any independent investigation of, or attempted to verify independently, such factual matters. We have not conducted a search of any electronic databases or the dockets of any court, administrative or regulatory body or agency in any jurisdiction.

For purposes of this opinion, we have assumed that (i) the Credit Documents and all other instruments executed and delivered in connection therewith have been duly authorized, executed and delivered by all parties thereto other than the Borrower, and that all such other parties have all requisite power and authority, and have taken all action necessary, to execute and deliver, and to perform their obligations under, the Credit Documents and all other instruments executed and delivered in connection therewith, and (ii) no consent, approval, authorization, declaration or filing by or with any governmental commission, board or agency is required by any party to the Credit Documents other than the Borrower for the valid execution and delivery of, and performance of their obligations under, such documents. We have also assumed that each of the Credit Documents and all other instruments executed and delivered in connection therewith is the valid and binding obligation of each party thereto other than the Borrower and is enforceable against such other parties in accordance with its respective terms. We do not render any opinion as to the application of or compliance with any federal or state law or regulation to the power, authority or competence of any party to the Credit Documents other than the Borrower.

We are opining herein solely as to the state laws of the Commonwealth of Massachusetts, the Delaware General Corporation Law statute, and the federal laws of the United States of America. To the extent that any other laws govern any of the matters as to which we are opining herein, we have assumed for the purposes of this opinion, with your permission and without investigation, that such laws are identical to the state laws of the Commonwealth of Massachusetts, and we express no opinion as to whether such assumption is reasonable or correct. We express no opinion herein with respect to the Capital Resource Company Act, or as to how the Borrower's obligations under the Credit Documents are affected thereby. Except for the opinion expressed in paragraph 8 below, we express no opinion herein with respect to compliance by the Borrower with state securities or "blue sky" laws or with any state or federal anti-fraud laws. We have also assumed that in connection with the offer and sale of securities to the Lender, neither the Borrower nor any person acting on its behalf has engaged in any form of "general solicitation or general advertising" within the meaning contemplated by Rule 502(c) of Regulation D.

The opinions expressed in paragraph 1 below, insofar as they relate to the legal existence, qualification and good standing of the Borrower, are based solely upon the certificates referred to in clauses (f) and (g) above, are rendered as of the respective dates of such certificates, and are limited accordingly. We express no opinion as to the tax good standing of the Borrower in any jurisdiction.

Our opinion expressed in paragraph 7 below as to the issued and outstanding shares of capital stock of the Company is based solely on a review of the stock record books of the Company, which we assume to be complete and accurate.

For purposes of our opinions in paragraphs 5, 6 and 8 below, we have relied upon representations made by the Purchasers in Section 17 of the Warrant, and have assumed (without any independent investigation) the accuracy of such representations. For purposes of our opinions in paragraphs 5, 6 and 8 below, we have also assumed that in connection with the offer and sale of securities to the Purchasers, neither the Company nor any person acting on its behalf has engaged in any form of "general solicitation or general advertising" within the meaning contemplated by Rule 502(c) of Regulation D under the Securities Act of 1933, as amended.

Our opinions below are qualified to the extent that they may be subject to or affected by (i) applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance, fraudulent transfer or similar laws relating to or affecting the rights of creditors generally, (ii) statutory or decisional law concerning recourse by creditors to security in the absence of notice or hearing, (iii) duties and standards imposed on creditors and parties to contracts, including, without limitation, requirements of good faith, reasonableness and fair dealing, and (iv) general principles of equity, including the availability of any equitable or specific remedy, or the successful assertion of any equitable defense. We assume that (i) there has been no mutual mistake of fact or misunderstanding, or fraud, duress, or undue influence in connection with the negotiation, execution or delivery of the Credit Documents, and (ii) there are and have been no agreements or understandings among the parties, written or oral, and there is and has been no usage of trade or course of prior dealing among the parties that would, in either case, vary, supplement or qualify the terms of the Credit Documents. We also express no opinion herein as to any provision of any Credit Document (a) which may be deemed or construed to waive any right of the Borrower, (b) to the effect that rights and remedies are not exclusive, and to the effect that every right or remedy is cumulative and may be exercised in addition to or with any other right or remedy and does not preclude recourse to one or more other rights or remedies, (c) relating to the effect of invalidity or unenforceability of any provision of a Credit Document on the validity or enforceability of any other provision thereof, (d) requiring the payment of penalties, consequential damages or liquidated damages, (e) which is in violation of public policy, including, without limitation, any provision relating to non-competition and non-solicitation or relating to indemnification and contribution with respect to securities law matters, (f) purporting to indemnify any person against his, her or its own negligence or intentional misconduct, (g) relating to powers of attorney; (h) which provides that the terms of any Credit Document may not be waived or modified except in writing, (i) relating to choice of law or consent to jurisdiction, (j) purporting to establish evidentiary standards, (k) purporting to establish in advance standards of commercial reasonableness, or
(1) purporting to charge interest on interest or premiums. We express no opinion herein with respect to Sections 4.01(q) of the Agreement.

We have assumed for the purposes of our opinion that the Lender is subject to control, regulation or examination by a state or federal regulatory agency within the meaning of Section 49 of Chapter 271 of the Massachusetts General Laws or is in compliance with Section 49(a) of Chapter 271 of the Massachusetts General Laws. The opinions expressed below are qualified to the extent that Lender could be barred from maintaining an action or obtaining a recovery in the courts of the Commonwealth of Massachusetts if the Lender is transacting business therein (within the meaning of M.G.L. c. 156D) without complying with the requirements of M.G.L. c. 156D.

For purposes of our opinions rendered below, we have assumed that the facts and law governing the future performance by the Borrower of its obligations under the Credit Documents will be identical to the facts and law governing its performance on the date of this opinion.

Based upon and subject to the foregoing, it is our opinion that:

     1. The Borrower is a corporation legally existing and in good standing under the laws of the State of Delaware, and has all requisite corporate power and authority to conduct its business as it is, to our knowledge, currently conducted. The Borrower is qualified to transact business in the Commonwealth of Massachusetts.

     2. The Borrower has all requisite corporate power and authority to execute and deliver, and to perform its obligations under, each Credit Document and to consummate the transactions contemplated thereby.

     3. The execution, delivery and performance by the Borrower of each Credit Document have been duly authorized by all necessary corporate action on the part of the Borrower.

     4. Each of the Credit Documents has been duly executed and delivered by the Borrower, and constitutes the valid and binding obligation of the Borrower enforceable against the Borrower in accordance with its respective terms.

     5. The execution and delivery by the Borrower of each of the Credit Documents and the consummation of the transactions contemplated thereby, do not
(a) violate the provisions of the Certificate of Incorporation or By-laws, each as amended to date, of the Borrower, or (b) violate the provisions of the state laws of the Commonwealth of Massachusetts or federal laws of the United States of America applicable to the Borrower.

     6. No authorization, approval or consent of, and no filing or registration with, any U.S. federal or Massachusetts state governmental or regulatory authority or agency is required on the part of the Borrower for the execution or delivery by the Borrower of the Credit Documents or the consummation by the Borrower of the transactions contemplated by the Credit Documents, nor is any such authorization, approval, consent, filing or registration required under the Delaware General Corporation Law statute.

     7. The authorized capital stock of the Company consists of 75,000,000 shares of Voting Common Stock, of which 33,049,473 shares are of record issued and outstanding and no shares of which are held by the Company as Treasury Stock, 15,000,000 shares of Non-Voting

Common Stock, of which 6,792,135 shares are of record issued and outstanding and no shares of which are held by the Company as Treasury Stock, and 15,000,000 shares of Preferred Stock, of which 10,433,504 shares are of record issued and outstanding and no shares of which are held by the Company as Treasury Stock. The shares of Voting Common Stock of the Borrower, $0.0001 par value per share (the "Voting Common Stock"), issuable upon the exercise of the Warrants, have been duly authorized and reserved for issuance by all necessary corporate action on the part of the Borrower; and the Voting Common Stock, when issued, sold and delivered against payment therefor in accordance with the provisions of the Warrants, will be duly and validly issued, fully paid and non-assessable.

     8. Based in part on the representations of the Lender in the Agreement, the offer, issuance and sale of the Notes and Warrants pursuant to the Agreement are exempt from registration under the Securities Act of 1933, as amended, and the Massachusetts Uniform Securities Act, as amended.

This opinion is provided to you as a legal opinion only and not as a guaranty or warranty of the matters discussed herein. This opinion is based upon currently existing facts, statutes, rules, regulations and judicial decisions, and is rendered as of the date hereof, and we disclaim any obligation to advise you of any change in any of the foregoing sources of law or subsequent developments in law or changes in facts or circumstances which might affect any matters or opinions set forth herein.

Please note that we are opining only as to the matters expressly set forth herein, and no opinion should be inferred as to any other matters. This opinion is rendered only to the Lender and is solely for the benefit of the Lender in connection with the consummation of the transactions contemplated by the Credit Documents, and may not be used by the Lender for any other purpose, nor may this opinion be furnished to (except as may be required by the Capital Resource Company Act), quoted to or relied upon by any other person for any purpose, without our prior written consent.

Very truly yours,

WILMER CUTLER PICKERING
HALE AND DORR LLP


By:
    ---------------------------------
    John H. Chory, a Partner